UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05576

Name of Fund: Merrill Lynch Global Allocation Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
         Officer, Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 -    Report to Stockholders


Merrill Lynch
Global Allocation Fund, Inc.


Annual Report
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                           +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)        + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.87         + 3.54

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



We are pleased to present to you the management team of

                  Merrill Lynch Global Allocation Fund, Inc.


Dennis Stattman, who joined Merrill Lynch Investment Managers in 1989, is Senior Portfolio Manager of Merrill Lynch Global Allocation Fund. Mr. Stattman received a bachelor's degree from the University of Virginia and an MBA from the University of Chicago and is a CFA (R) charterholder. Mr. Stattman's investment team includes Associate Portfolio Manager Dan Chamby and Analysts Karen Morely Westcott, James Wei, Catharine Brady Rauscher and Lisa O'Donnell. Mr. Chamby holds a bachelor's degree from Duquesne University and an MBA from the Wharton School of the University of Pennsylvania and is a CFA charterholder. Ms. Westcott received an MBA from Boston College and is a CFA charterholder. Mr. Wei received both a bachelor's and master's degree from the California Institute of Technology and an MBA from the University of Chicago and is a CFA charterholder. Ms. Rauscher earned a bachelor's degree from The Pennsylvania State University and an MBA from St. Joseph's University and is a CFA charterholder. Ms. O'Donnell received a bachelor's degree from The College of William and Mary and a Juris Doctorate from Rutgers University School of Law.


Dennis Stattman
Senior Portfolio Manager


Table of Contents                                              Page

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Manager                   4
Portfolio Information                                             6
Performance Data                                                  8
Disclosure of Expenses                                           11
Schedule of Investments                                          12
Financial Information                                            28
Financial Highlights                                             31
Notes to Financial Statements                                    36
Report of Independent Registered Public Accounting Firm          42
Important Tax Information                                        42
Disclosure of Investment Advisory Agreement                      43
Officers and Directors                                           45


CFA (R) and Chartered Financial Analystr are trademarks owned by the CFA Institute.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund provided double-digit returns for the year, outperforming both its Reference Portfolio and its comparable Lipper category of Global Flexible Portfolio Funds.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +14.12%, +13.19%, +13.25%, +14.41% and +13.87%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 8 - 10 of this report to shareholders. A full description of the Reference Portfolio can be found on page 7 of this report to shareholders.) Fund results significantly exceeded the +7.10% return of its Reference Portfolio for the 12-month period, but fell slightly short of the +15.02% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index.

The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended October 31, 2005, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +8.72%; the FTSE World Index (ex-U.S.) returned +20.50%; the Merrill Lynch Treasury Index GA05 returned -1.74%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned -2.45%.

The Fund also outperformed its comparable Lipper category of Global Flexible Portfolio Funds, which posted an average return of +11.20% for the 12 months ended October 31, 2005. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

The Fund capitalized on favorable equity performance in most developed markets around the world. For the 12-month period, U.S. equities (as measured by the S&P 500 Index) gained 8.72%, while developed equity markets in Europe (as measured by the MSCI Europe Index) and the Pacific (as measured by the MSCI Pacific Index) region advanced 16.30% and 21.96%, respectively. The Pacific region's particularly strong performance was led by South Korea and Japan, where the KOSPI and the TOPIX indexes rose 48.64% and 23.40%, respectively. Advances in equity prices were propelled by rising gross domestic product
(GDP) and higher corporate profits in the world's developed economies, despite the fact that both interest rates and energy prices rose measurably over the period. Oil prices, which touched all-time highs in late August following Hurricane Katrina, increased approximately 20% during the past 12 months. Prices eased more recently, however, as unseasonably warm weather in the United States allowed crude inventories to build. The U.S. dollar was largely unchanged on a trade-weighted basis against a basket of global currencies, although the greenback did strengthen 6.32% versus the euro and 9.34% versus the yen over the 12-month period.

Bond market performance around the globe was mixed in dollar terms, with long-term sovereigns suffering losses in the United States and Asia, but generally posting positive performance across Western Europe. The long end of the U.S. Treasury market finally started to show signs of succumbing to steady but modest increases in the federal funds rate by the U.S. Federal Reserve. The federal funds rate advanced from 2% 12 months ago to 4% as of November 1, 2005. The short-term increases caused a sell-off in the 10-year Treasury beginning in late August, resulting in a 12-month total return of -0.55%. In Asia, long-term government bonds fell in dollar terms in Japan, Hong Kong, South Korea, Taiwan and Singapore. Investors, encouraged by Asian corporate profitability and perhaps concerned about the possibility of higher short-term rates, shifted capital into equities. In Europe, meanwhile, fixed income returns were positive in both euro and dollar terms, as investors saw little evidence of GDP growth in any developed European markets. The absence of growth led investors to conclude that inflation in Europe was less of a concern than in either the United States or Asia and that the European Central Bank was unlikely to raise short-term interest rates in the near-term.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



What factors contributed to the Fund's performance during the period?

The Fund's performance reflected an asset allocation strategy that included a slight underweight in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. During the 12-month period, the Fund benefited from a significant overweight exposure to Asian equities, notably in Japan, and effective stock selection in the U.S. as global equity markets appreciated. The Fund's performance was further enhanced by effective security selection in both the industrials and energy sectors as the price of oil increased sharply. In addition, growth in Asia, notably in China, fueled an increase in demand for raw materials, particularly energy resources, and capital investment in energy-related production.

The makeup of the Fund's fixed income portfolio also aided performance. Although we were considerably underweight in fixed income as a whole, the Fund continued to benefit from the positioning of its fixed income component. This included some exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging market debt. The Fund remained underweight in its exposure to U.S. Treasuries and non-U.S.-dollar sovereign debt, notably in Japan, as yields remained unattractive.


What changes were made to the portfolio during the year?

We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included increasing the quality of the equity portfolio and taking profits in those stocks that outperformed, notably trimming our overweight positions in the materials and energy sectors.

We began the period with an equity weighting slightly below that of our Reference Portfolio at 54% of net assets. As of October 31, 2005, the Fund's equity allocation stood at 58% of net assets, primarily reflecting increased exposure to Japanese equities, which we continued to find attractive fundamentally and relative to the rest of the world. We also increased our allocation to European equities, taking advantage of weakness in the European markets, and reduced our exposure to equities in the United States, where corporate earnings growth rates started to slow and the sustainability of consumer spending became questionable.

The Fund was significantly underweight in fixed income securities for the duration of the 12-month period. Approximately 20% of the Fund's net assets was invested in bonds worldwide at period-end compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S. dollar denominated corporate bonds decreased due to profit-taking as markets appreciated, this was offset by an increase in the Fund's allocation to U.S. Treasury Inflation Protected Securities (TIPS). (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 3.2% of the Fund's net assets was invested in convertible securities as of October 31, 2005. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the increase in equity exposure, the Fund's position in cash equivalent securities decreased from 25% of net assets to 22% over the past 12 months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.


How would you characterize the Fund's position at the close of the period?

Compared to its Reference Portfolio, the Fund ended the period slightly underweight in equities, significantly underweight in fixed income securities and overweight in cash reserves. The investment team continues to look for undervalued companies that are expected to generate above-average rates of return.

Within the equity segment, the Fund ended the period underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, materials, telecommunications and financial sectors and underweight in consumer discretionary, technology, consumer staples, utilities and industrials. At October 31, 2005, the Fund had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates.

As for currency exposure, we ended the period with an underweight in the British pound sterling, the U.S. dollar and the euro. We have small overweight positions in several Asian currencies.

At the close of the period, the portfolio's equity allocation - although relatively neutral to our Reference Portfolio - was still higher than during most of the Fund's history. For that reason, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.


Dennis Stattman
Vice President and Senior Portfolio Manager


November 15, 2005



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Portfolio Information


Worldwide Investments as of October 31, 2005


Breakdown of Equity &
Fixed Income Securities                        Percent of
By Country                                    Net Assets++

United States                                     54.0%*
Japan                                             10.7
Europe                                             4.6*
Germany                                            3.6
United Kingdom                                     3.6
India                                              2.7
South Korea                                        2.3
France                                             1.9
Canada                                             1.7
Malaysia                                           1.2
Singapore                                          1.2
Switzerland                                        1.1*
Netherlands                                        0.9
Taiwan                                             0.9
Brazil                                             0.8
Sweden                                             0.8*
Thailand                                           0.8
Australia                                          0.7
Hong Kong                                          0.7
Italy                                              0.7
Mexico                                             0.7
Norway                                             0.5
Chile                                              0.4
China                                              0.4
Finland                                            0.3
Spain                                              0.3
New Zealand                                        0.3
Iceland                                            0.2
Israel                                             0.2
Poland                                             0.2
Belgium                                            0.1
Hungary                                            0.1
Bermuda                                            0.1
Denmark                                            0.1*
Luxembourg                                         0.1
South Africa                                       0.0**
Indonesia                                          0.0**
Vietnam                                            0.0**
Russia                                             0.0**

++ Total may not equal 100%.

 * Includes investments in short-term securities.

** Holdings are less than 0.1%.



Five Largest Industries*                       Percent of
(Equity Investments)                           Net Assets

Insurance                                          6.0%
Oil, Gas & Consumable Fuels                        4.9
Commercial Banks                                   4.0
Pharmaceuticals                                    2.7
Construction & Engineering                         2.6


 * For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
   This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

Millea Holdings, Inc.                              1.1%
General Electric Co.                               1.0
Mitsui Sumitomo
   Insurance Co., Ltd.                             1.0
Reliance Industries Ltd.                           1.0
American International
   Group, Inc.                                     0.8
Foster Wheeler Ltd.                                0.8
McDermott International, Inc.                      0.8
Microsoft Corp.                                    0.8
Nipponkoa Insurance Co., Ltd.                      0.8
La Quinta Corp.                                    0.6



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Portfolio Information (concluded)

Overall Asset Exposure as of October 31, 2005


                                                     Percent of Fund's Net Assets     Reference Portfolio+++
                                                        10/31/05          4/30/05          Percentages
U.S. Equities                                             23.7 %            26.3*%             36.0%
European Equities                                         11.0*              9.4*              14.2
Pacific Basin Equities                                    20.2              18.4                7.8
Other Equities                                             2.7               2.0                2.0
Total Equities                                            57.6*             56.1*              60.0

U.S. Dollar Denominated Fixed Income Securities           12.0               8.2               24.0
   U.S. Issuers                                            9.2               5.8                --
   Non-U.S. Issuers                                        2.8               2.4                --
Non-U.S. Dollar Denominated Fixed Income Securities        8.2              12.4               16.0
Total Fixed Income Securities                             20.2++            20.6++             40.0

Cash & Cash Equivalents**                                 22.2              23.3                --


  *  Includes value of financial futures contracts.

 **  Cash &Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 ++  Includes Preferred Stock.

+++  The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index;
     24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World
     Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% per year and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Performance Data (continued)

Recent Performance Results

                                                               6-Month          12-Month         10-Year
As of October 31, 2005                                       Total Return     Total Return     Total Return
ML Global Allocation Fund, Inc.--Class A Shares*                + 6.87%          +14.12%         +190.41%
ML Global Allocation Fund, Inc.--Class B Shares*                + 6.40           +13.19          +173.08
ML Global Allocation Fund, Inc.--Class C Shares*                + 6.49           +13.25          +168.76
ML Global Allocation Fund, Inc.--Class I Shares*                + 7.03           +14.41          +197.70
ML Global Allocation Fund, Inc.--Class R Shares*                + 6.71           +13.87          +184.45
FTSE World Index**                                              + 8.18           +15.02          +112.32
Reference Portfolio***                                          + 2.93           + 7.10          +105.03
U.S. Stocks: S&P 500(R) Index****                               + 5.27           + 8.72          +144.29
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****       +10.29           +20.50          + 91.13
U.S. Bonds: ML Treasury Index GA05++                            - 0.94           - 1.74          + 70.38
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                        - 7.12           - 2.45          + 57.58


    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

   ** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

  *** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index;
      24% of the FTSE World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch Treasury Index GAO5; and 16%
      of the Citigroup World Government Bond Index (Ex-U.S.).

 **** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
      U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of
      NYSE issues.

***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.

   ++ This unmanaged Index is designed to track the total return of the current coupon five-year U.S.
      Treasury bond.

 ++++ This unmanaged market capitalization-weighted Index tracks ten government bond indexes, excluding the
      United States.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc.'s++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in FTSE World Index++++ and Reference Portfolio++++++. Values illustrated are as follows:


ML Global Allocation Fund, Inc.++
Class A Shares*

Date                                             Value

October 1995                                   $ 9,475.00
October 1996                                   $11,141.00
October 1997                                   $12,897.00
October 1998                                   $12,301.00
October 1999                                   $15,500.00
October 2000                                   $17,029.00
October 2001                                   $17,245.00
October 2002                                   $16,025.00
October 2003                                   $21,169.00
October 2004                                   $24,112.00
October 2005                                   $27,516.00


ML Global Allocation Fund, Inc.++
Class B Shares*

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,671.00
October 1997                                   $13,400.00
October 1998                                   $12,681.00
October 1999                                   $15,861.00
October 2000                                   $17,296.00
October 2001                                   $17,377.00
October 2002                                   $16,031.00
October 2003                                   $21,008.00
October 2004                                   $23,929.00
October 2005                                   $27,308.00


ML Global Allocation Fund, Inc.++
Class C Shares*

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,668.00
October 1997                                   $13,400.00
October 1998                                   $12,679.00
October 1999                                   $15,856.00
October 2000                                   $17,293.00
October 2001                                   $17,365.00
October 2002                                   $16,017.00
October 2003                                   $20,988.00
October 2004                                   $23,732.00
October 2005                                   $26,876.00


ML Global Allocation Fund, Inc.++
Class I Shares*

Date                                             Value

October 1995                                   $ 9,475.00
October 1996                                   $11,162.00
October 1997                                   $12,958.00
October 1998                                   $12,383.00
October 1999                                   $15,640.00
October 2000                                   $17,236.00
October 2001                                   $17,498.00
October 2002                                   $16,303.00
October 2003                                   $21,588.00
October 2004                                   $24,655.00
October 2005                                   $28,207.00


ML Global Allocation Fund, Inc.++
Class R Shares*

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,723.00
October 1997                                   $13,541.00
October 1998                                   $12,876.00
October 1999                                   $16,181.00
October 2000                                   $17,743.00
October 2001                                   $17,924.00
October 2002                                   $16,616.00
October 2003                                   $21,989.00
October 2004                                   $24,980.00
October 2005                                   $28,445.00


FTSE World Index++++

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,618.00
October 1997                                   $13,530.00
October 1998                                   $15,417.00
October 1999                                   $19,520.00
October 2000                                   $20,038.00
October 2001                                   $15,016.00
October 2002                                   $12,954.00
October 2003                                   $16,182.00
October 2004                                   $18,459.00
October 2005                                   $21,232.00


Reference Portfolio++++++

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,320.00
October 1997                                   $12,906.00
October 1998                                   $14,800.00
October 1999                                   $16,884.00
October 2000                                   $17,202.00
October 2001                                   $15,259.00
October 2002                                   $14,592.00
October 2003                                   $17,249.00
October 2004                                   $19,143.00
October 2005                                   $20,503.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ ML Global Allocation Fund, Inc. invests in a portfolio of U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

  ++++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

++++++ The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.

       Past performance is not predictive of future results.



Average Annual Total Return


                                     Return Without   Return With
                                      Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 10/31/05                  +14.12%         + 8.13%
Five Years Ended 10/31/05                +10.07          + 8.89
Ten Years Ended 10/31/05                 +11.25          +10.65



                                         Return          Return
                                      Without CDSC   With CDSC++++
Class B Shares++

One Year Ended 10/31/05                  +13.19%         + 9.19%
Five Years Ended 10/31/05                + 9.23          + 8.94
Ten Years Ended 10/31/05                 +10.57          +10.57



                                         Return          Return
                                      Without CDSC   With CDSC++++
Class C Shares++++++

One Year Ended 10/31/05                  +13.25%         +12.25%
Five Years Ended 10/31/05                + 9.22          + 9.22
Ten Years Ended 10/31/05                 +10.39          +10.39



                                     Return Without   Return With
                                      Sales Charge   Sales Charge**
Class I Shares*

One Year Ended 10/31/05                  +14.41%         + 8.40%
Five Years Ended 10/31/05                +10.35          + 9.17
Ten Years Ended 10/31/05                 +11.53          +10.93



Class R Shares                                           Return

One Year Ended 10/31/05                                  +13.87%
Five Years Ended 10/31/05                                + 9.90
Ten Years Ended 10/31/05                                 +11.02


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Assuming payment of applicable contingent deferred sales charge.

++++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value      May 1, 2005 to
                                                            May 1,          October 31,        October 31,
                                                             2005               2005               2005
Actual

Class A                                                     $1,000           $1,068.70            $5.77
Class B                                                     $1,000           $1,064.00            $9.78
Class C                                                     $1,000           $1,064.90            $9.79
Class I                                                     $1,000           $1,070.30            $4.46
Class R                                                     $1,000           $1,067.10            $7.07

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000            $1019.72            $5.63
Class B                                                     $1,000            $1015.82            $9.55
Class C                                                     $1,000            $1015.82            $9.55
Class I                                                     $1,000            $1020.99            $4.35
Class R                                                     $1,000            $1018.46            $6.91


  * For each class of the Fund, expenses paid are equal to the annualized expense ratio for the class
    (1.10% for Class A, 1.87% for Class B, 1.87% for Class C, .85% for Class I and 1.35% for Class R),
    multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value

Australia--0.6%

     Capital Markets--0.1%

     Macquarie Bank Ltd.                             250,000   $     12,079,541

     Metals & Mining--0.3%

     BHP Billiton Ltd.                             1,250,000         19,379,193
     Rio Tinto Ltd. (d)                              400,000         16,828,798
                                                               ----------------
                                                                     36,207,991

     Oil, Gas & Consumable
     Fuels--0.0%

     Woodside Petroleum Ltd.                         200,000          4,721,986

     Transportation Infrastructure--0.2%

     Macquarie Infrastructure Group                9,000,000         23,064,509

     Total Common Stocks in Australia                                76,074,027


Belgium--0.1%

     Diversified Telecommunication
     Services--0.1%

     Belgacom SA                                     411,376         13,776,588

     Leisure Equipment & Products--0.0%

     AGFA-Gevaert NV                                 146,071          3,143,964

     Total Common Stocks in Belgium                                  16,920,552


Bermuda--0.1%

     Insurance--0.1%

     IPC Holdings, Ltd.                              282,000          7,425,060
     Platinum Underwriters Holdings Ltd.              43,100          1,227,919

     Total Common Stocks in Bermuda                                   8,652,979


Brazil--0.6%

     Metals & Mining--0.2%

     Companhia Vale do Rio Doce
         (Preference 'A' Shares) (e)                 350,000         12,915,000
     Usinas Siderurgicas de Minas
     Gerais SA Preferred Class A                     300,000          6,059,274
                                                               ----------------
                                                                     18,974,274

     Oil, Gas & Consumable Fuels--0.4%

     Petroleo Brasileiro SA (d)(e)                   800,000         51,120,000

     Total Common Stocks in Brazil                                   70,094,274


Canada--1.3%

     Chemicals--0.1%

     Agrium Inc.                                     290,000          6,150,900

     Communications Equipment--0.2%

     Nortel Networks Corp. (b)                     7,775,700         25,271,025

     Media--0.2%

     Rogers Communications, Inc. Class B             701,400         27,726,342

     Metals & Mining--0.3%

     Placer Dome, Inc.                             1,600,000         31,920,000

     Multiline Retail--0.1%

     Hudson's Bay Co.                              1,365,500         17,943,495

     Oil, Gas & Consumable Fuels--0.3%

     Petro-Canada                                    278,600          9,721,653
     Suncor Energy, Inc.                              18,000            964,436
     Suncor Energy, Inc. (e)                         300,000         16,089,000
     Talisman Energy, Inc.                            75,000          3,326,057
                                                               ----------------
                                                                     30,101,146



                                                      Shares
Country    Industry       Common Stocks                 Held              Value

Canada (concluded)

     Road & Rail--0.1%

     CP Railway Limited (USD)                        210,000   $      8,666,700
     Canadian Pacific Railway Ltd.                    90,000          3,704,379
                                                               ----------------
                                                                     12,371,079

     Total Common Stocks in Canada                                  151,483,987


China--0.3%

     Automobiles--0.0%

     Denway Motors Ltd.                           10,000,000          2,999,091

     Electrical Equipment--0.1%

     Shanghai Electric Group Corp. (b)            24,766,000          7,826,878

     Insurance--0.1%

     China Life Insurance Co. Ltd. (b)(d)(e)         124,300          3,648,205
     Ping An Insurance Group Co. of
         China Ltd.                                1,325,500          2,145,804
                                                               ----------------
                                                                      5,794,009

     Oil, Gas & Consumable Fuels--0.1%

     China Shenhua Energy Co. Ltd.
         Class H (b)                              13,911,000         15,252,601



     Transportation Infrastructure--0.0%

     Hainan Meilan International
         Airport Co., Ltd.                         3,250,000          1,561,623

     Total Common Stocks in China                                    33,434,202


Finland--0.3%

     Communications Equipment--0.1%

     Nokia Oyj (e)                                   500,000          8,410,000

     Electric Utilities--0.2%

     Fortum Oyj                                    1,604,921         28,392,242

     Total Common Stocks in Finland                                  36,802,242


France--1.1%

     Automobiles--0.1%

     Peugeot SA                                      188,960         11,474,754

     Commercial Banks--0.3%

     BNP Paribas                                     346,292         26,234,242
     Credit Agricole SA                              539,965         15,812,845
                                                               ----------------
                                                                     42,047,087

     Communications Equipment--0.0%

     Alcatel SA (b)(e)                               244,500          2,870,430

     Construction & Engineering--0.1%

     Vinci SA                                        147,929         11,552,247

     Food & Staples Retailing--0.2%

     Carrefour SA                                    457,291         20,320,393

     Metals & Mining--0.1%

     Arcelor                                         328,861          7,803,013

     Oil, Gas & Consumable Fuels--0.3%
     Total SA                                        166,072         41,652,266

     Total Common Stocks in France                                  137,720,190


Germany--1.3%

     Air Freight & Logistics--0.1%

     Deutsche Post AG (d)                            872,766         19,443,583

     Auto Components--0.1%

     Continental AG                                  108,380          8,282,003

     Commercial Banks--0.1%

     Deutsche Postbank AG                            298,481         16,445,234



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value

Germany (concluded)

     Construction & Engineering--0.1%

     Hochtief AG                                     212,032     $    8,561,024

     Diversified Financial Services--0.1%

     Deutsche Boerse AG                              166,856         15,688,341

     Electric Utilities--0.2%

     E.ON AG                                         225,558         20,424,224

     Industrial Conglomerates--0.1%

     Siemens AG                                      113,271          8,419,688

     Insurance--0.3%

     Allianz AG Registered Shares                    249,035         35,146,477

     Multi-Utilities--0.2%

     RWE AG                                          414,857         26,474,525

     Total Common Stocks in Germany                                 158,885,099


Hong Kong--0.6%

     Commercial Banks--0.2%

     HSBC Holdings Plc Hong Kong
         Registered                                1,133,659         17,738,213

     Industrial Conglomerates--0.2%

     Hutchison Whampoa Ltd.                        2,999,950         28,403,817

     Real Estate--0.2%

     Cheung Kong Holdings Ltd.                     1,000,000         10,403,297
     Sun Hung Kai Properties Ltd.                    619,700          5,859,386
     Wharf Holdings Ltd.                           3,500,000         11,941,540
                                                               ----------------
                                                                     28,204,223

     Total Common Stocks in Hong Kong                                74,346,253


Hungary--0.1%

     Oil, Gas & Consumable Fuels--0.1%

     Mol Magyar Olaj-es Gazipari Rt.                 126,326         11,651,799

     Total Common Stocks in Hungary                                  11,651,799


India--2.4%

     Automobiles--0.2%

     Bajaj Auto Ltd.                                 500,000         18,902,561
     Tata Motors Ltd.                                400,000          4,194,657
                                                               ----------------
                                                                     23,097,218

     Chemicals--1.0%

     Reliance Industries Ltd.                      7,000,000        118,342,756

     Commercial Banks--0.1%

     Oriental Bank Of Commerce                       500,000          2,682,629
     State Bank of India Ltd.                        568,500         10,565,239
                                                               ----------------
                                                                     13,247,868

     Construction & Engineering--0.1%

     Larsen & Toubro Ltd.                            200,000          6,205,077

     Construction Materials--0.1%

     Gujarat Ambuja Cements Ltd.                   9,494,982         14,619,809

     Diversified Telecommunication
     Services--0.1%

     Mahanagar Telephone Nigam                     2,850,500          6,929,549

     Household Products--0.1%

     Hindustan Lever Ltd.                          3,750,000         13,418,690



                                                      Shares
Country    Industry       Common Stocks                 Held              Value

India (concluded)

     IT Services--0.4%

     Infosys Technologies Ltd.                       775,600   $     43,399,553

     Oil, Gas & Consumable Fuels--0.0%

     Hindustan Petroleum Corp.                       175,000          1,153,475

     Pharmaceuticals--0.0%

     Wockhardt Ltd.                                  100,000            861,434

     Road & Rail--0.1%

     Container Corp. Of India                        470,000         13,702,472

     Thrifts & Mortgage Finance--0.2%

     Housing Development Finance Corp.             1,400,000         30,054,761

     Total Common Stocks in India                                   285,032,662


Indonesia--0.0%

     Commercial Banks--0.0%

     Bank Danamon Indonesia Tbk PT                11,000,000          4,268,413

     Total Common Stocks in Indonesia                                 4,268,413


Israel--0.2%

     Communications Equipment--0.2%

     ECI Telecom Ltd. (b)(e)                       3,036,217         23,075,249
     Ectel Ltd. (b)(e)                               159,588            804,324
                                                               ----------------
                                                                     23,879,573

     Pharmaceuticals--0.0%

     Teva Pharmaceutical Industries Ltd. (e)         100,000          3,812,000

     Total Common Stocks in Israel                                   27,691,573


Italy--0.6%

     Commercial Banks--0.3%

     Capitalia SpA                                 2,446,112         12,744,744
     UniCredito Italiano SpA                       3,555,585         19,837,004
                                                               ----------------
                                                                     32,581,748

     Electric Utilities--0.1%

     Enel SpA                                      1,600,067         12,895,977

     Oil, Gas & Consumable Fuels--0.2%

     ENI SpA                                       1,116,142         29,892,125

     Total Common Stocks in Italy                                    75,369,850


Japan--10.1%

     Auto Components--0.1%

     Toyota Industries Corp.                         450,000         15,038,014

     Automobiles--0.6%

     Fuji Heavy Industries Ltd.                    1,805,000          9,024,612
     Honda Motor Co., Ltd.                           179,100          9,754,684
     Suzuki Motor Corp.                            3,082,000         52,688,287
     Toyota Motor Corp.                               23,500          1,071,990
                                                               ----------------
                                                                     72,539,573

     Beverages--0.5%

     Coca-Cola Central Japan Co., Ltd.                 1,500         12,873,158
     Coca-Cola West Japan Co., Ltd.                  815,500         18,074,739
     Hokkaido Coca-Cola Bottling Co., Ltd.           717,000          4,742,838
     Kinki Coca-Cola Bottling Co., Ltd.            1,007,000         10,225,282
     Mikuni Coca-Cola Bottling Co., Ltd.           1,477,500         14,063,571
                                                               ----------------
                                                                     59,979,588

     Building Products--0.1%

     Asahi Glass Co., Ltd.                        1,100,000          11,850,006

     Capital Markets--0.2%

     Nomura Holdings, Inc.                        1,750,000          26,549,547



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value

Japan (continued)

     Chemicals--0.5%

     Asahi Kasei Corp.                             1,500,000   $      7,989,348
     Shin-Etsu Chemical Co., Ltd.                    600,000         28,555,474
     Sumitomo Chemical Co., Ltd.                   3,249,300         19,120,918
                                                               ----------------
                                                                     55,665,740

     Commercial Banks--0.7%

     The Bank of Yokohama Ltd.                     1,750,000         14,191,830
     Mitsubishi Tokyo Financial Group, Inc.            1,799         22,409,261
     Shinsei Bank Ltd.                             1,499,600          8,682,878
     Sumitomo Mitsui Financial Group, Inc.             4,400         40,444,998
                                                               ----------------
                                                                     85,728,967

     Construction & Engineering--0.4%

     JGC Corp.                                     1,900,000         30,865,513
     Kinden Corp.                                  1,440,000         13,384,992
                                                               ----------------
                                                                     44,250,505

     Consumer Finance--0.2%

     Credit Saison Co., Ltd.                         650,000         29,315,751

     Electrical Equipment--0.4%

     RHJ International (b)(d)                      1,825,000         42,624,865

     Electronic Equipment &
     Instruments--0.2%

     Hitachi Ltd.                                    500,000          3,053,993
     Murata Manufacturing Co., Ltd.                  400,000         19,827,327
                                                               ----------------
                                                                     22,881,320

     Food & Staples Retailing--0.3%

     Ministop Co., Ltd.                              200,000          4,114,944
     Seven & I Holdings Co. Ltd.                   1,000,000         32,644,646
                                                               ----------------
                                                                     36,759,590

     Food Products--0.2%

     Ajinomoto Co., Inc.                           1,900,000         18,444,225
     House Foods Corp.                               250,000          3,711,181
                                                               ----------------
                                                                     22,155,406

     Gas Utilities--0.2%

     Tokyo Gas Co., Ltd.                           5,000,000         19,586,788

     Household Durables--0.0%

     Rinnai Corp.                                    175,000          4,164,340

     Household Products--0.1%

     Rohto Pharmaceutical Co. Ltd.                   839,400          7,773,490

     Insurance--3.3%

     Aioi Insurance Co., Ltd.                      8,248,600         58,318,782
     Millea Holdings, Inc.                             7,052        126,615,523
     Mitsui Sumitomo Insurance Co., Ltd.           9,145,350        116,276,088
     Nipponkoa Insurance Co., Ltd.                11,298,000         94,631,244
     Nissay Dowa General Insurance Co., Ltd.         282,000          2,054,345
                                                               ----------------
                                                                    397,895,982

     Machinery--0.3%

     Fanuc Ltd.                                      225,000         17,589,451
     Kubota Corp.                                  2,500,000         18,061,939
                                                               ----------------
                                                                     35,651,390

     Media--0.1%

     Toho Co., Ltd.                                 765,500          14,533,353



                                                      Shares
Country    Industry       Common Stocks                 Held              Value

Japan (concluded)

     Office Electronics--0.3%

     Brother Industries Ltd.                       1,000,000   $      8,410,292
     Canon, Inc.                                     550,000         28,680,040
                                                               ----------------
                                                                     37,090,332

     Pharmaceuticals--0.5%

     Shionogi & Co., Ltd.                            918,800         11,129,316
     Takeda Pharmaceutical Co., Ltd.                 800,000         43,709,463
     Tanabe Seiyaku Co., Ltd.                        994,000          9,546,772
                                                               ----------------
                                                                     64,385,551

     Real Estate--0.2%

     Marco Polo Investment Holdings Ltd.               4,121         10,303,072
     NTT Urban Development Co.                         2,185         12,726,515
                                                               ----------------
                                                                     23,029,587

     Road & Rail--0.2%

     East Japan Railway Co.                            2,600         15,411,709
     West Japan Railway Co.                            1,040          3,680,942
                                                               ----------------
                                                                     19,092,651

     Trading Companies &
     Distributors--0.3%

     Mitsubishi Corp.                              1,876,200         36,265,195
     Mitsui & Co., Ltd.                              400,000          4,889,824
                                                               ----------------
                                                                     41,155,019

     Wireless Telecommunication
     Services--0.2%

     NTT DoCoMo, Inc.                                 15,000         25,772,089

     Total Common Stocks in Japan                                 1,215,469,444


Malaysia--0.5%

     Diversified Telecommunication
     Services--0.1%

     Telekom Malaysia Bhd                          2,500,000          6,523,179

     Electric Utilities--0.1%

     Tenaga Nasional Bhd                           6,500,000         17,218,543

     Food Products--0.1%

     IOI Corp. Bhd                                 5,600,000         19,433,113

     Independent Power Producers
     & Energy Traders--0.0%

     Malakoff Bhd                                  1,000,000          2,079,470

     Tobacco--0.1%

     British American Tobacco Malaysia Bhd         1,000,000          9,933,775

     Wireless Telecommunication
     Services--0.1%

     Maxis Communications Bhd                      4,500,000         10,728,477

     Total Common Stocks in Malaysia                                 65,916,557


Mexico--0.4%

     Beverages--0.1%

     Fomento Economico Mexicano
         SA de CV (e)                                200,000         13,598,000

     Food Products--0.1%

     Grupo Industrial Maseca SA de CV (e)            700,000          6,657,000

     Media--0.2%

     Grupo Televisa SA (e)                           350,000         25,585,000

     Total Common Stocks in Mexico                                   45,840,000



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value

Netherlands--0.4%

     Construction & Engineering--0.1%

     Chicago Bridge & Iron Co. NV                    350,000   $      7,805,000

     Diversified Financial Services--0.2%

     ING Groep NV CVA                                726,452         20,926,064

     Food & Staples Retailing--0.1%

     Koninklijke Ahold NV (b)                      1,636,903         11,410,678
     Koninklijke Ahold NV (e)(g)                     473,202          3,137,802
                                                               ----------------
                                                                     14,548,480

     Food Products--0.0%

     Koninklijke Wessanen NV CVA                     375,000          5,502,156

     Total Common Stocks in the Netherlands                          48,781,700


New Zealand--0.1%

     Diversified Telecommunication
     Services--0.1%

     Telecom Corp. of New Zealand Ltd.             2,000,000          8,160,237

     Total Common Stocks in New Zealand                               8,160,237


Norway--0.5%

     Commercial Banks--0.2%

     DNB NOR ASA                                   1,688,395         17,272,384

     Diversified Telecommunication
     Services--0.1%

     Telenor ASA                                   1,646,777         16,086,631

     Oil, Gas & Consumable Fuels--0.2%

     Statoil ASA                                   1,056,518         23,648,112

     Total Common Stocks in Norway                                   57,007,127


Singapore--1.2%

     Commercial Banks--0.1%

     Oversea-Chinese Banking Corp.                 2,820,000         10,478,016

     Diversified Telecommunication
     Services--0.2%

     Singapore Telecommunications Ltd.            16,000,000         22,175,695

     Health Care Providers
     & Services--0.1%

     Parkway Holdings Ltd.                         8,500,000          9,925,983

     Industrial Conglomerates--0.4%

     Fraser and Neave Ltd.                         1,550,000         15,357,848
     Keppel Corp. Ltd.                             5,000,000         34,207,189
                                                               ----------------
                                                                     49,565,037

     Real Estate--0.2%

     CapitaLand Ltd.                               8,000,000         15,003,981
     Keppel Land Ltd.                              7,150,000         16,108,637
                                                               ----------------
                                                                     31,112,618

     Transportation Infrastructure--0.1%

     SembCorp Logistics Ltd.                       9,000,000          9,076,701

     Wireless Telecommunication
     Services--0.1%

     MobileOne Ltd.                               12,000,000         14,154,699

     Total Common Stocks in Singapore                               146,488,749


South Africa--0.0%

     Paper & Forest Products--0.0%

     Sappi Ltd. (e)                                 525,000           5,134,500

     Total Common Stocks in South Africa                              5,134,500



                                                      Shares
Country    Industry       Common Stocks                 Held              Value

South Korea--2.2%

     Chemicals--0.2%

     Samsung Fine Chemicals Co., Ltd.                927,100   $     22,682,845

     Commercial Banks--0.1%

     Pusan Bank                                      800,000          8,344,549

     Diversified Telecommunication
     Services--0.4%

     KT Corp. (e)                                  2,200,000         47,410,000

     Electric Utilities--0.2%

     Korea Electric Power Corp.                      700,000         22,846,568

     Electrical Equipment--0.1%

     LS Cable Ltd.                                   550,000         15,465,776

     Food Products--0.2%

     CJ Corp.                                        248,000         17,595,078
     Nong Shim Co., Ltd.                              21,000          5,137,954
                                                               ----------------
                                                                     22,733,032

     Metals & Mining--0.4%

     POSCO                                           160,330         32,599,303
     POSCO (e)                                       400,000         20,516,000
                                                               ----------------
                                                                     53,115,303

     Textiles, Apparel & Luxury
     Goods--0.1%

     Cheil Industries, Inc.                          275,000          6,688,618

     Tobacco--0.4%

     KT&G Corp.                                    1,150,000         47,207,268

     Wireless Telecommunication
     Services--0.1%

     SK Telecom Co., Ltd.                             31,140          5,613,103
     SK Telecom Co., Ltd. (e)                        371,650          7,511,047
                                                               ----------------
                                                                     13,124,150

     Total Common Stocks in South Korea                             259,618,109


Spain--0.3%

     Diversified Telecommunication
     Services--0.1%

     Telefonica SA (e)                               186,798          8,956,964

     Oil, Gas & Consumable
     Fuels--0.2%

     Repsol YPF SA                                   766,573         22,807,131

     Total Common Stocks in Spain                                    31,764,095


Sweden--0.1%

     Diversified Financial Services--0.1%

     Investor AB                                   1,101,771         16,256,125

     Total Common Stocks in Sweden                                   16,256,125


Switzerland--0.7%

     Capital Markets--0.3%

     Credit Suisse Group                             693,776         30,602,233

     Chemicals--0.1%

     Clariant AG                                     707,396          9,423,911

     Construction Materials--0.1%

     Holcim Ltd.                                    190,026          11,803,953

     Food Products--0.2%

     Nestle SA Registered Shares                     89,800          26,708,388

     Total Common Stocks in Switzerland                              78,538,485



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value

Taiwan--0.4%

     Building Products--0.0%

     Taiwan Glass Industrial Corp.                 2,200,000   $      1,613,043

     Commercial Banks--0.1%

     SinoPac Financial Holdings Co., Ltd.         11,505,560          4,526,575
     Taishin Financial Holdings Co., Ltd.          9,132,042          4,667,884
                                                               ----------------
                                                                      9,194,459

     Diversified Telecommunication
     Services--0.2%

     Chunghwa Telecom Co. Ltd. (e)                 1,300,000         22,516,000

     Electronic Equipment &
     Instruments--0.1%

     Delta Electronics, Inc.                       6,439,428         10,843,857

     Machinery--0.0%

     Yungtay Engineering Co., Ltd.                 6,000,000          3,594,474

     Total Common Stocks in Taiwan                                   47,761,833


Thailand--0.8%

     Commercial Banks--0.2%

     Siam Commercial Bank PCL
     Foreign Shares                               19,500,000         22,585,488

     Construction Materials--0.1%

     Siam Cement PCL Foreign Shares                2,500,000         14,094,865
     Siam City Cement PCL Foreign Shares             641,700          4,561,662
                                                               ----------------
                                                                     18,656,527

     Electronic Equipment &
     Instruments--0.1%

     Hana Microelectronics PCL                   10,500,000           6,177,228

     Food Products--0.0%

     Thai Union Frozen Products PCL
     Foreign Shares                                3,300,000          2,507,660

     Household Durables--0.1%

     Land and Houses PCL Foreign Shares           38,000,000          7,777,914

     Oil, Gas & Consumable Fuels--0.3%

     PTT Exploration & Production PCL              1,250,000         12,869,224
     PTT PCL                                       4,250,000         22,919,475
                                                               ----------------
                                                                     35,788,699

     Real Estate--0.0%

     Sansiri PCL Foreign Shares                    8,000,000            517,711

     Transportation Infrastructure--0.0%

     Bangkok Expressway PCL Foreign Shares         4,500,000          2,470,891

     Total Common Stocks in Thailand                                 96,482,118


United Kingdom--3.2%

     Aerospace & Defense--0.2%

     BAE Systems Plc                               3,611,912         21,132,201

     Beverages--0.1%

     Diageo Plc (e)                                  180,500         10,727,115

     Commercial Banks--1.0%

     Barclays Plc                                  3,777,781         37,450,784
     HBOS Plc                                      2,168,315         32,032,057
     Lloyds TSB Group Plc                          2,202,831         18,016,037
     Royal Bank of Scotland Group Plc              1,248,379         34,563,627
                                                               ----------------
                                                                    122,062,505

     Food & Staples Retailing--0.1%

     Boots Group Plc                               1,134,245         12,368,690



                                                      Shares
Country    Industry       Common Stocks                 Held              Value

United Kingdom (concluded)

     Food Products--0.2%

     Cadbury Schweppes Plc                         1,128,720   $     11,109,567
     Cadbury Schweppes Plc (e)                       300,000         11,907,000
     RHM Plc (b)                                     756,900          3,470,359
                                                               ----------------
                                                                     26,486,926

     Insurance--0.3%

     Aviva Plc                                     1,397,868         16,505,478
     Prudential Plc                                2,383,227         19,997,691
                                                               ----------------
                                                                     36,503,169

     Oil, Gas & Consumable
     Fuels--0.4%

     BP Plc                                        2,725,995         30,112,427
     Royal Dutch Shell Plc (e)                       200,000         12,408,000
                                                               ----------------
                                                                     42,520,427

     Pharmaceuticals--0.2%

     AstraZeneca Group Plc (e)                       100,000          4,490,000
     GlaxoSmithKline Plc                             620,018         16,123,607
                                                               ----------------
                                                                     20,613,607

     Specialty Retail--0.1%

     Kesa Electricals Plc                          2,832,325         12,033,458

     Transportation Infrastructure--0.1%

     BAA Plc                                       1,314,130         14,272,137

     Wireless Telecommunication
     Services--0.5%

     Vodafone Group Plc                           16,280,208         42,725,855
     Vodafone Group Plc (e)                          700,000         18,382,000
                                                               ----------------
                                                                     61,107,855

     Total Common Stocks in the United Kingdom                      379,828,090


United States--23.4%

     Aerospace & Defense--0.1%

     General Dynamics Corp.                           47,000          5,466,100
     Raytheon Co.                                    125,000          4,618,750
                                                               ----------------
                                                                     10,084,850

     Air Freight & Logistics--0.1%

     FedEx Corp.                                     110,000         10,112,300

     Beverages--0.3%

     Anheuser-Busch Cos., Inc.                       281,000         11,594,060
     The Coca-Cola Co.                               400,000         17,112,000
     Molson Coors Brewing Co. Class B                188,400         11,624,280
                                                               ----------------
                                                                     40,330,340

     Biotechnology--0.0%

     Amgen, Inc. (b)                                  56,200          4,257,712

     Capital Markets--0.5%

     The Bank of New York Co., Inc.                  451,900         14,139,951
     Knight Capital Group, Inc. Class A (b)        1,717,500         16,436,475
     Lehman Brothers Holdings, Inc.                   25,000          2,991,750
     Mellon Financial Corp.                          149,100          4,724,979
     Morgan Stanley                                  450,000         24,484,500
                                                               ----------------
                                                                     62,777,655

     Chemicals--0.2%

     E.I. du Pont de Nemours & Co.                   300,000         12,507,000
     Lyondell Chemical Co.                           193,000          5,172,400
                                                               ----------------
                                                                     17,679,400



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value


United States (continued)

     Commercial Banks--0.6%

     Bank of America Corp.                           300,000   $     13,122,000
     Fifth Third Bancorp                             400,000         16,068,000
     Santander BanCorp                               161,190          4,103,897
     Wachovia Corp.                                  229,600         11,599,392
     Wells Fargo & Co.                               414,000         24,922,800
                                                               ----------------
                                                                     69,816,089

     Communications Equipment--0.7%

     3Com Corp. (b)                                2,439,300          9,391,305
     Cisco Systems, Inc. (b)                       2,811,900         49,067,655
     Comverse Technology, Inc. (b)                   150,000          3,765,000
     JDS Uniphase Corp. (b)                        2,500,000          5,250,000
     Lucent Technologies, Inc. (b)                   800,000          2,280,000
     Motorola, Inc.                                  208,800          4,627,008
     Tellabs, Inc. (b)                             1,000,000          9,560,000
                                                               ----------------
                                                                     83,940,968

     Computers & Peripherals--0.8%

     Adaptec, Inc. (b)                             1,600,000          6,576,000
     Brocade Communications Systems, Inc. (b)      1,250,000          4,650,000
     Hewlett-Packard Co. (d)                         600,000         16,824,000
     International Business Machines Corp.           635,000         51,993,800
     Maxtor Corp. (b)                              2,000,000          7,000,000
     Sun Microsystems, Inc. (b)                    3,000,000         12,000,000
                                                               ----------------
                                                                     99,043,800

     Construction & Engineering--1.8%

     Foster Wheeler Ltd. (b)(q)                    3,348,879         94,706,298
     McDermott International, Inc. (b)             2,790,500        101,378,865
     Quanta Services, Inc. (b)                     1,455,900         16,728,291
                                                               ----------------
                                                                    212,813,454

     Containers & Packaging--0.1%

     Crown Holdings, Inc. (b)                        600,000          9,732,000
     Smurfit-Stone Container Corp. (b)               500,000          5,280,000
                                                               ----------------
                                                                     15,012,000

     Diversified Consumer Services--0.2%

     Career Education Corp. (b)                      175,000          6,228,250
     Corinthian Colleges, Inc. (b)(d)              1,481,200         18,426,128
     Stewart Enterprises, Inc. Class A               150,000            765,000
                                                               ----------------
                                                                     25,419,378

     Diversified Financial Services--0.6%

     Citigroup, Inc. (h)                           1,522,558         69,702,705
     JPMorgan Chase & Co.                            200,000          7,324,000
                                                               ----------------
                                                                     77,026,705

     Diversified Telecommunication
     Services--0.5%

     BellSouth Corp.                                 300,100          7,808,602
     CenturyTel, Inc.                                 24,400            798,612
     Cincinnati Bell, Inc. (b)                       500,000          1,980,000
     General Communication Class A (b)               715,000          6,871,150
     SBC Communications, Inc.                        912,100         21,753,585
     Verizon Communications, Inc.                    500,000         15,755,000
                                                               ----------------
                                                                     54,966,949

     Electric Utilities--0.2%

     PPL Corp.                                       601,600         18,854,144



                                                      Shares
Country    Industry       Common Stocks                 Held              Value

United States (continued)

     Electronic Equipment &
     Instruments--0.1%

     Jabil Circuit, Inc. (b)                         200,000   $      5,970,000
     Sanmina-SCI Corp. (b)                         1,450,000          5,292,500
     Solectron Corp. (b)                           1,210,200          4,272,006
                                                               ----------------
                                                                     15,534,506

     Energy Equipment & Services--0.9%

     Baker Hughes, Inc.                               67,900          3,731,784
     ENSCO International, Inc.                       298,300         13,599,497
     GlobalSantaFe Corp.                             380,700         16,960,185
     Halliburton Co.                                 111,700          6,601,470
     Key Energy Services, Inc. (b)                   571,100          7,709,850
     Maverick Tube Corp. (b)                         228,400          7,071,264
     Noble Corp.                                      62,900          4,049,502
     Rowan Cos., Inc. (d)                            360,600         11,896,194
     Schlumberger Ltd.                               252,900         22,955,733
     Tidewater, Inc.                                  59,600          2,739,216
     Todco Class A                                   115,800          5,182,050
     Transocean, Inc. (b)                            112,200          6,450,378
                                                               ----------------
                                                                    108,947,123

     Food & Staples Retailing--0.2%

     CVS Corp.                                       400,000          9,764,000
     Wal-Mart Stores, Inc.                           200,000          9,462,000
     Walgreen Co.                                    200,000          9,086,000
                                                               ----------------
                                                                     28,312,000

     Food Products--0.3%

     ConAgra Foods, Inc.                             270,000          6,282,900
     Corn Products International, Inc.               420,000         10,000,200
     Ralcorp Holdings, Inc. (b)                      125,000          4,862,500
     Sara Lee Corp.                                  275,000          4,908,750
     Tyson Foods, Inc. Class A                       605,000         10,769,000
                                                               ----------------
                                                                     36,823,350

     Health Care Equipment
     & Supplies--0.1%

     Baxter International, Inc.                      250,000          9,557,500
     Waters Corp. (b)(d)                             150,000          5,430,000
                                                               ----------------
                                                                     14,987,500

     Health Care Providers
     & Services--0.4%

     AmerisourceBergen Corp.                          75,000          5,720,250
     HCA, Inc.                                       400,000         19,276,000
     Health Management Associates, Inc.
     Class A                                         100,000          2,141,000
     HealthSouth Corp. (b)                           200,000            816,000
     Humana, Inc. (b)                                 75,000          3,329,250
     LifePoint Hospitals, Inc. (b)                    50,000          1,955,000
     Manor Care, Inc.                                200,000          7,450,000
     Tenet Healthcare Corp. (b)                      100,000            842,000
     Triad Hospitals, Inc. (b)                       175,000          7,197,750
                                                               ----------------
                                                                     48,727,250

     Hotels, Restaurants & Leisure--0.7%

     La Quinta Corp. (b)                           8,493,600         70,921,560
     Wendy's International, Inc.                     148,500          6,937,920
                                                               ----------------
                                                                     77,859,480


     Household Products--0.1%

     Procter & Gamble Co.                            126,750          7,096,732



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value

United States (continued)

     IT Services--0.1%

     Automatic Data Processing, Inc.                 200,000   $      9,332,000

     Independent Power Producers
     & Energy Traders--0.1%

     The AES Corp. (b)                               600,000          9,534,000

     Industrial Conglomerates--1.3%

     General Electric Co.                          3,699,700        125,456,827
     Tyco International Ltd.                       1,250,000         32,987,500
                                                               ----------------
                                                                    158,444,327

     Insurance--1.9%

     ACE Ltd. (h)                                    584,200         30,436,820
     The Allstate Corp.                              350,000         18,476,500
     American International Group, Inc.            1,500,000         97,200,000
     Assurant, Inc.                                  219,800          8,396,360
     Bristol West Holdings, Inc.                     164,000          3,161,920
     Endurance Specialty Holdings Limited             36,600          1,213,656
     Hartford Financial Services Group, Inc.          68,700          5,478,825
     Prudential Financial, Inc.                       70,000          5,095,300
     RenaissanceRe Holdings Ltd.                     122,900          4,651,765
     The St. Paul Travelers Cos., Inc.               769,700         34,659,591
     XL Capital Ltd. Class A                         359,100         23,003,946
                                                               ----------------
                                                                    231,774,683

     Internet Software & Services--0.0%

     webMethods, Inc. (b)                            160,000          1,113,600

     Leisure Equipment & Products--0.1%

     Mattel, Inc.                                    400,000          5,900,000

     Machinery--0.1%

     Deere & Co.                                      50,000          3,034,000
     Navistar International Corp. (b)                330,000          9,081,600
                                                               ----------------
                                                                     12,115,600

     Media--0.7%

     Comcast Corp. Class A (b)(d)                    750,000         20,872,500
     The DIRECTV Group, Inc. (b)                     143,400          2,039,148
     Discovery Holding Co. (b)                        65,000            915,850
     Liberty Global, Inc. (b)                        100,000          2,477,000
     Liberty Media Corp. Class A (b)                 650,000          5,180,500
     Liberty Media International, Inc.
         Series C (b)                                100,000          2,372,000
     NTL, Inc. (b)                                   200,000         12,264,000
     Time Warner, Inc.                               550,000          9,806,500
     Tribune Co.                                     160,000          5,041,600
     Viacom, Inc. Class B                            650,001         20,130,531
                                                               ----------------
                                                                     81,099,629

     Metals & Mining--0.3%

     Alcoa, Inc.                                     700,000         17,003,000
     Freeport-McMoRan Copper &
         Gold, Inc. Class B                          200,000          9,884,000
     Inco Limited (USD)                              300,000         12,066,000
     Mittal Steel Co. NV                             116,930          2,958,329
                                                               ----------------
                                                                     41,911,329



                                                      Shares
Country    Industry       Common Stocks                 Held              Value

United States (continued)

     Oil, Gas & Consumable
     Fuels--2.4%

     Alon USA Energy, Inc. (b)                        80,600   $      1,571,700
     Amerada Hess Corp.                               88,600         11,083,860
     Chevron Corp.                                   731,800         41,763,826
     ConocoPhillips                                  239,800         15,678,124
     Consol Energy, Inc.                              76,200          4,640,580
     Devon Energy Corp.                              158,400          9,564,192
     El Paso Corp.                                 4,041,200         47,928,632
     Exxon Mobil Corp.                               548,300         30,781,562
     ICG, Inc. (b)(g)                              1,611,000         22,070,700
     James River Coal Co. (b)                         68,282          2,919,738
     Kerr-McGee Corp.                                227,310         19,330,442
     Marathon Oil Corp.                              494,900         29,773,184
     Massey Energy Co.                               100,000          4,007,000
     Noble Energy, Inc.                              172,000          6,888,600
     Occidental Petroleum Corp.                      298,800         23,569,344
     Rosetta Resources, Inc. (b)(j)                  500,000          9,250,000
     Stone Energy Corp. (b)                          236,100         10,836,990
     Williams Cos., Inc.                              59,500          1,326,850
                                                               ----------------
                                                                    292,985,324

     Paper & Forest Products--0.3%

     Bowater, Inc. (d)                               450,000         11,925,000
     Deltic Timber Corp.                              90,000          4,140,000
     International Paper Co.                         550,000         16,049,000
                                                               ----------------
                                                                     32,114,000

     Personal Products--0.0%

     Avon Products, Inc.                             220,000          5,937,800

     Pharmaceuticals--2.0%

     Abbott Laboratories                             445,670         19,186,093
     Andrx Corp. (b)                                 280,400          4,337,788
     Bristol-Myers Squibb Co.                        902,100         19,097,457
     Eli Lilly & Co.                                 310,000         15,434,900
     IVAX Corp. (b)(d)                               100,000          2,855,000
     Johnson & Johnson                               900,000         56,358,000
     King Pharmaceuticals, Inc. (b)                   39,900            615,657
     Merck & Co., Inc.                             1,008,200         28,451,404
     Pfizer, Inc.                                  2,750,000         59,785,000
     Schering-Plough Corp.                           689,800         14,030,532
     Watson Pharmaceuticals, Inc. (b)                 53,100          1,835,136
     Wyeth                                           404,100         18,006,696
                                                               ----------------
                                                                    239,993,663

     Real Estate--0.2%

     Aames Investment Corp.                          175,000          1,048,250
     Friedman Billings Ramsey Group, Inc.
     Class A (d)                                   1,650,000         14,635,500
     Prologis                                         59,655          2,565,165
     Ventas, Inc.                                    148,530          4,549,474
                                                               ----------------
                                                                     22,798,389

     Road & Rail--0.6%

     CSX Corp.                                      395,900          18,136,179
     Union Pacific Corp.                            700,000          48,426,000
                                                               ----------------
                                                                     66,562,179



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Common Stocks                 Held              Value

United States (concluded)

     Semiconductors & Semiconductor
     Equipment--0.3%

     Agere Systems, Inc. (b)                         279,500   $      2,906,800
     Altera Corp. (b)                                300,000          4,995,000
     Cirrus Logic, Inc. (b)                          859,200          5,636,352
     Intel Corp.                                     821,000         19,293,500
     Micron Technology, Inc. (b)                     500,000          6,495,000
                                                               ----------------
                                                                     39,326,652

     Software--2.1%

     BMC Software, Inc. (b)                        1,300,000         25,467,000
     Borland Software Corp. (b)                      580,000          2,929,000
     Computer Associates International, Inc.       2,503,589         70,025,384
     Compuware Corp. (b)                             300,000          2,427,000
     Microsoft Corp.                               3,942,800        101,329,960
     Novell, Inc. (b)                                445,400          3,393,948
     Siebel Systems, Inc.                          2,500,800         25,883,280
     Symantec Corp. (b)                              196,735          4,692,130
     TIBCO Software, Inc. (b)                      1,559,900         11,839,641
                                                               ----------------
                                                                    247,987,343

     Specialty Retail--0.1%

     Home Depot, Inc.                                250,000         10,260,000
     Pier 1 Imports, Inc.                            620,000          6,398,400
                                                               ----------------
                                                                     16,658,400

     Textiles, Apparel & Luxury
     Goods--0.0%

     Unifi, Inc. (b)                               1,680,200          4,922,986

     Thrifts & Mortgage Finance--0.2%

     Fannie Mae                                      200,000          9,504,000
     Freddie Mac                                     125,000          7,668,750
     Washington Mutual, Inc.                         200,000          7,920,000
                                                               ----------------
                                                                     25,092,750

     Tobacco--0.3%

     Alliance One International, Inc.              2,100,000          5,229,000
     Altria Group, Inc.                              424,800         31,881,240
                                                               ----------------
                                                                     37,110,240

     Transportation Infrastructure--0.4%

     Macquarie Infrastructure Co. Trust            1,470,700         44,121,000

     Wireless Telecommunication
     Services--0.4%

     Alltel Corp.                                    374,900         23,191,314
     Sprint Nextel Corp.                             846,500         19,731,915
                                                               ----------------
                                                                     42,923,229

     Total Common Stocks in the United States                     2,810,182,808

     Total Common Stocks
     (Cost--$4,824,305,043)--53.9%                                6,481,658,079



                                                      Shares
Country                   Mutual Funds                  Held              Value

Vietnam--0.0%

     Vietnam Enterprise Investments Ltd.
     Redeemable Shares (b)                         1,272,540   $      2,086,966

     Total Mutual Funds (Cost--$1,500,000)--0.0%                      2,086,966



                          Preferred
     Industry             Stocks

Australia--0.1%

     Commercial Banks--0.1%

     National Australia Bank Ltd., 7.875% (c)        492,000         20,004,720

     Total Preferred Stocks in Australia                             20,004,720


Bermuda--0.0%

     Insurance--0.0%

     IPC Holdings, Ltd., 7.25% (c)                    73,300          1,924,125

     Total Preferred Stocks in Bermuda                                1,924,125


United States--0.6%

     Diversified Telecommunication
     Services--0.0%

     McLeodUSA, Inc. Series A, 2.50% (c)             104,238             10,424

     Insurance--0.2%

     Metlife, Inc. Series B, 6.375% (c)              372,100         10,176,935
     XL Capital Ltd., 6.50% (c)                      340,000          7,306,600
                                                               ----------------
                                                                     17,483,535

     Oil, Gas & Consumable
     Fuels--0.1%

     El Paso Corp., 4.99% (c)(j)                      10,650         11,564,569

     Thrifts & Mortgage Finance--0.3%

     Fannie Mae, 5.375% (c)                              385         35,090,875

     Total Preferred Stocks in the United States                     64,149,403

     Total Preferred Stocks
     (Cost--$83,716,259)--0.7%                                       86,078,248



                          Warrants (k)

Russia--0.0%

     Diversified Telecommunication
     Services--0.0%

     Metromedia International Group, Inc.
         (expires 6/01/2006)                          47,330                 47

     Total Warrants in Russia                                                47


United States--0.1%

     Construction & Engineering--0.0%

     Foster Wheeler Ltd. Class B
         (expires 9/24/2007) (q)                   4,000,000          5,496,000

     Diversified Telecommunication
     Services--0.0%

     AboveNet, Inc. (expires 9/08/2008)               10,894             98,046
     AboveNet, Inc. (expires 9/08/2010)               12,816            115,344
     McLeodUSA, Inc. (expires 4/16/2007)             230,981              1,317
                                                               ----------------
                                                                        214,707



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry       Warrants (k)                  Held              Value

United States (concluded)

     Real Estate--0.1%

     Marco Polo Investment Holdings Ltd.
         (expires 8/29/2013)                       6,131,614   $      9,197,421

     Total Warrants in the United States                             14,908,128

     Total Warrants (Cost--$5,904,473)--0.1%                         14,908,175



                          Rights (i)


United States--0.0%

     Commercial Services &
     Supplies--0.0%

     Information Resources, Inc.                     836,400            434,928

     Total Rights (Cost--$1,405,152)--0.0%                              434,928



                      Fixed Income Securities


                                                        Face
                          Corporate Bonds             Amount
Brazil--0.1%

     Chemicals--0.1%

     Cosan SA Industria e
         Comercio, 9%
         due 11/01/2009 (j)              USD      11,000,000         11,440,000

     Commercial Banks--0.0%

     Banco Nacional de
         Desenvolvimento Economico e
         Social, 5.83%
         due 6/16/2008 (a)                         5,500,000          5,445,000

     Total Corporate Bonds in Brazil                                 16,885,000


Canada--0.1%

     Wireless Telecommunication
     Services--0.1%

     Rogers Wireless
     Communications, Inc.:
            6.995% due 12/15/2010 (a)             11,600,000         12,006,000
            7.625% due 12/15/2011        CAD       6,250,000          5,616,549

     Total Corporate Bonds in Canada                                 17,622,549

Chile--0.4%

     Electric Utilities--0.4%

     Empresa Electrica del Norte
         Grande SA, 4%
         due 11/05/2017 (l)              USD      49,287,690         44,851,798

     Total Corporate Bonds in Chile                                  44,851,798


China--0.1%

     Industrial Conglomerates--0.1%

     Hutchison Whampoa International
         Ltd., 5.45% due 11/24/2010               15,000,000         15,085,380

     Total Corporate Bonds in China                                  15,085,380



                                                        Face
Country    Industry       Corporate Bonds             Amount              Value

Europe--1.3%

     Commercial Banks--1.3%

     European Investment Bank:
            6.125% due 12/07/2005        GBP      34,200,000   $     60,628,671
            4% due 1/15/2007             EUR      30,700,000         37,409,801
            0% due 9/12/2008 (j)(r)      BRL     104,363,970         30,410,287
            0% due 9/21/2010 (j)(r)              127,600,000         29,030,140

     Total Corporate Bonds in Europe                                157,478,899


France--0.5%

     Commercial Banks--0.4%

     ERAP, 2.875% due 7/12/2006          EUR      39,150,000         47,032,237

     Containers & Packaging--0.1%

     Crown European Holdings SA,
         10.875% due 3/01/2013           USD       5,480,000          6,452,700

     Software--0.0%

     Infogrames Entertainment SA
         Series WW, 4%
         due 4/01/2009 (c)               EUR       1,505,000          1,166,751

     Total Corporate Bonds in France                                 54,651,688


Germany--1.8%

     Commercial Banks--1.8%

     KfW--Kreditanstalt fuer
         Wiederaufbau:
            4.125% due 6/07/2006         GBP      34,250,000         60,525,532
            4.80% due 10/27/2006                   7,700,000         13,644,603
            3.125% due 11/15/2006        EUR      39,150,000         47,178,446
            5.375% due 12/07/2007        GBP      11,550,000         20,808,524
            4.50% due 12/07/2008                  11,550,000         20,430,224
            4.25% due 7/04/2014          EUR      38,750,000         49,429,758

     Total Corporate Bonds in Germany                               212,017,087


Hong Kong--0.1%

     Industrial Conglomerates--0.1%

     First Pacific Finance Ltd., 0%
         due 1/18/2010 (c)(r)            USD       5,860,000          6,328,800

     Total Corporate Bonds in Hong Kong                               6,328,800


India--0.3%

     Automobiles--0.1%

     Tata Motors Ltd., 1%
         due 7/31/2008 (c)(j)                      8,100,000         14,843,250

     Media--0.2%

     Zee Telefilms Ltd, 0.50%
         due 4/29/2009 (c)                        25,380,000         25,062,750

     Total Corporate Bonds in India                                  39,906,000


Japan--0.6%

     Commercial Banks--0.5%

     The Bank of Fukuoka Ltd.
         Series 2, 1.10%
         due 9/28/2007 (c)               JPY   1,201,000,000         20,692,919
     The Bank of Kyoto Ltd. Series 1,
         1.90% due 9/30/2009 (c)               1,783,000,000         30,741,291
     The Mie Bank Ltd., 1%
         due 10/31/2011 (c)                      379,000,000          4,460,547
                                                               ----------------
                                                                     55,894,757



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Face
Country    Industry       Corporate Bonds             Amount              Value

Japan (concluded)

     Insurance--0.0%

     ASIF III Jersey Ltd., 0.95%
         due 7/15/2009                   JPY     735,000,000   $      6,323,829

     Leisure Equipment &
     Products--0.1%

     Shoei Co., Ltd. Series 2, 0%
         due 12/30/2009 (c)(r)                   814,000,000         11,244,465

     Total Corporate Bonds in Japan                                  73,463,051


Luxembourg--0.1%

     Industrial Conglomerates--0.1%

     Tyco International Group SA,
         2.75% due 1/15/2018 (c)(j)      USD       5,750,000          6,727,500

     Total Corporate Bonds in Luxembourg                              6,727,500


Malaysia--0.2%

     Diversified Financial Services--0.2%

     Feringghi Capital Ltd., 0%
         due 12/22/2009 (c)(r)                    23,400,000         24,277,500

     Food Products--0.0%
     IOI Investment Bhd, 0%
         due 9/18/2009 (c)(r)                      1,460,000          1,707,635

     Total Corporate Bonds in Malaysia                               25,985,135


Mexico--0.2%

     Household Durables--0.1%

     Vitro Envases Norteamerica
         SA de CV:
            10.75% due 7/23/2011                   2,500,000          2,475,000
            10.75% due 7/23/2011 (j)              10,920,000         10,810,800
                                                               ----------------
                                                                     13,285,800

     Oil, Gas & Consumable Fuels--0.1%

     Petroleos Mexicanos,14.50%
         due 3/31/2006                   GBP       4,930,000          9,059,003

     Total Corporate Bonds in Mexico                                 22,344,803


Netherlands--0.3%

     Semiconductors & Semiconductor
     Equipment--0.3%

     ASM International NV (c):
            4.25% due 12/06/2011         USD       1,500,000          1,349,349
            4.25% due 12/06/2011(j)                4,235,000          3,779,737
     Infineon Technologies Holding
         BV, 4.25% due 2/06/2007 (c)     EUR      22,850,000         27,614,864

     Total Corporate Bonds in the Netherlands                        32,743,950


South Korea--0.1%

     Wireless Telecommunication
     Services--0.1%

     LG Telecom Ltd.:
            8.25% due 7/15/2009          USD         250,000            259,599
            8.25% due 7/15/2009 (j)               15,750,000         16,695,725

     Total Corporate Bonds in South Korea                            16,955,324


Sweden--0.2%

     Diversified Financial Services--0.2%

     Svensk Exportkredit AB, 10.50%
         due 9/29/2015                   TRY      31,600,790         24,308,300

     Total Corporate Bonds in Sweden                                 24,308,300



                                                        Face
Country    Industry       Corporate Bonds             Amount              Value

Taiwan--0.5%

     Construction Materials--0.1%

     Taiwan Cement Corp., 0%
         due 3/03/2009 (c)(r)            USD      13,550,000   $     14,115,347

     Capital Markets--0.4%

     UBS AG, Jersey Branch, 0%
         due 12/01/2010 (r)                       43,500,000         42,847,500

     Total Corporate Bonds in Taiwan                                 56,962,847


United Kingdom--0.4%

     Commercial Banks--0.3%

     Bank Nederlandse Gemeenten,
         4.625% due 12/07/2006           GBP      17,000,000         30,077,863
     International Bank for
         Reconstruction & Development,
         7.125% due 7/30/2007                      3,850,000          7,117,031
                                                               ----------------
                                                                     37,194,894

     Diversified Telecommunication
     Services--0.1%

     Colt Telecom Group Plc, 2%
         due 4/03/2007 (c)               EUR      11,575,000         17,087,301

     Total Corporate Bonds in the United Kingdom                     54,282,195


United States--3.1%

     Aerospace & Defense--0.0%

     GenCorp, Inc., 5.75%
         due 4/15/2007 (c)               USD       3,700,000          4,042,250

     Airlines--0.0%

     Northwest Airlines, Inc.
         Series 1999-3-B, 9.485%
         due 10/01/2016 (o)                        4,941,985            815,428

     Biotechnology--0.2%

     Abgenix, Inc. (c):
            3.50% due 3/15/2007                   12,765,000         12,413,962
            1.75% due 12/15/2011(j)                5,000,000          4,968,750
     Cell Genesys, Inc., 3.125%
         due 11/01/2011 (c)                        1,480,000          1,128,500
                                                               ----------------
                                                                     18,511,212

     Communications Equipment--0.1%

     Lucent Technologies, Inc., 8%
         due 8/01/2031 (c)                         5,790,000          5,956,462

     Construction & Engineering--0.7%

     Foster Wheeler LLC Series A,
         10.359% due 9/15/2011 (q)                55,593,750         62,265,000
     J Ray McDermott SA,11%
         due 12/15/2013 (j)                       14,765,000         16,905,925
     McDermott, Inc., 8.75%
         due 5/19/2023                             9,000,000          9,000,000
                                                               ----------------
                                                                     88,170,925

     Consumer Finance--0.0%

     HSBC Finance Corp., 6.40%
         due 6/17/2008                               170,000            175,985

     Containers & Packaging--0.2%

     Anchor Glass Container Corp.,
         11% due 2/15/2013 (o)                    28,795,000         18,284,825
     Crown Cork & Seal Co., Inc., 7.50%
         due 12/15/2096                            5,904,000          4,841,280
                                                               ----------------
                                                                     23,126,105



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Face
Country    Industry       Corporate Bonds             Amount              Value

United States (continued)

     Diversified Financial Services--0.2%

     American Honda Finance Corp.,
         3.85% due 11/06/2008            USD         120,000      $     116,150
     General Electric Capital Corp.:
            0.10% due 12/20/2005         JPY   1,350,000,000         11,598,461
            1.40% due 11/02/2006               1,500,000,000         13,049,040
     Triad Acquisition Corp., 11.125%
         due 5/01/2013 (j)               USD       3,805,000          3,824,025
                                                               ----------------
                                                                     28,587,676

     Diversified Telecommunication
     Services--0.3%

     MCI, Inc.:
            6.908% due 5/01/2007                  14,051,000         14,191,510
            7.688% due 5/01/2009                  14,051,000         14,560,349
            8.735% due 5/01/2014                   9,624,000         10,658,580
                                                               ----------------
                                                                     39,410,439

     Health Care Providers
     & Services--0.1%

     Beverly Enterprises, Inc., 7.875%
         due 6/15/2014                             1,502,000          1,644,690
     Tenet Healthcare Corp., 9.25%
         due 2/01/2015 (j)                        10,000,000          9,475,000
                                                               ----------------
                                                                     11,119,690

     Hotels, Restaurants & Leisure--0.1%

     Uno Restaurant Corp., 10%
         due 2/15/2011 (j)                        14,440,000         12,851,600

     Independent Power Producers
     & Energy Traders--0.5%

     The AES Corp., 8.375%
         due 3/01/2011                   GBP       3,393,000          6,126,609
     Calpine Corp., 7.625%
         due 4/15/2006                   USD      10,200,000          8,772,000
     Calpine Generating Co. LLC (a):
            7.839% due 4/01/2009                  28,300,000         28,866,000
            9.839% due 4/01/2010                  15,500,000         15,655,000
                                                               ----------------
                                                                     59,419,609

     Insurance--0.0%

     AIG SunAmerica Global
         Financing VII, 5.85%
         due 8/01/2008                               170,000            173,396
     Fortis Insurance NV, 7.75%
         due 1/26/2008 (c)(j)                      4,945,000          5,458,044
                                                               ----------------
                                                                      5,631,440

     Oil, Gas & Consumable
     Fuels--0.1%

     McMoRan Exploration Co., 5.25%
         due 10/06/2011 (c)(j)                     6,425,000          7,461,031

     Paper & Forest Products--0.2%

     Mandra Forestry,12%
         due 5/15/2013 (e)(j)                     22,750,000         22,920,625

     Semiconductors & Semiconductor
     Equipment--0.3%

     Conexant Systems, Inc., 4%
         due 2/01/2007 (c)                        22,400,000         21,504,000
     LSI Logic Corp., 4%
         due 11/01/2006 (c)                        9,050,000          8,857,687
                                                               ----------------
                                                                     30,361,687



                                                        Face
Country    Industry       Corporate Bonds             Amount              Value

United States (concluded)

     Specialty Retail--0.0%

     General Nutrition Centers, Inc.,
         8.625% due 1/15/2011            USD       1,890,000   $      1,790,775

     Wireless Telecommunication
     Services--0.1%

     Nextel Communications, Inc.,
         5.25% due 1/15/2010 (c)                  14,325,000         14,450,344

     Total Corporate Bonds in the United States                     374,803,283

     Total Corporate Bonds
     (Cost--$1,195,427,596)--10.4%                                1,253,403,589



     Floating Rate Loan Interests (p)

Mexico--0.1%

     Household Durables--0.1%

     Vitro Envases Norteamerica SA
         de CV, Term, 10.08%
         due 2/23/2010                   USD       6,810,000          6,537,600

     Total Floating Rate Loan Interests in Mexico                     6,537,600


United States--0.2%

     Containers & Packaging--0.2%

     Anchor Glass Container Corp.
         Debtor In Possesion Term Loan,
         10.89% due 9/30/2006                     21,904,000         22,342,080

     Textiles, Apparel & Luxury
     Goods--0.0%

     Galey & Lord, Inc. Term Loan,
         due 7/31/2009 (o)                         9,652,088          2,606,064

     Total Floating Rate Loan Interests
     in the United States                                            24,948,144


     Total Floating Rate Loan Interests
     (Cost--$35,497,524)--0.3%                                       31,485,744



     Foreign Government Obligations

Brazil--0.1%

     Brazilian Government International
         Bond, 8.25% due 1/20/2034       USD      11,500,000         11,189,500

     Total Foreign Government Obligations in Brazil                  11,189,500


Canada--0.3%

     Canadian Government Bond:
            4.25% due 9/01/2008          CAD         350,000            301,085
            4% due 9/01/2010                      38,600,000         32,887,966
            5.25% due 6/01/2013                      521,000            475,554
            Series WL43, 5.75%
            due 6/01/2029                            175,000            178,187

     Total Foreign Government Obligations in Canada                  33,842,792


France--0.3%

     Caisse d'Amortissement de
         la Dette Sociale, 4%
         due 10/25/2014                  EUR      23,500,000         29,414,941

     Total Foreign Government Obligations in France                  29,414,941



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Face
Country    Foreign Government Obligations             Amount              Value

Germany--0.5%

     Federal State of North Rhine
         Westphalia Series 387, 4.25%
         due 2/16/2007                   EUR      51,000,000   $     62,393,604

     Total Foreign Government Obligations in Germany                 62,393,604


Iceland--0.2%

     Iceland Rikisbref, 7.25%
         due 5/17/2013                   ISK   1,316,000,000         20,960,157


     Total Foreign Government Obligations in Iceland                 20,960,157


Italy--0.1%

     Italy Government International
         Bond, 0.375%
         due 10/10/2006                  JPY   2,075,000,000         17,869,956

     Total Foreign Government Obligations in Italy                   17,869,956


Malaysia--0.5%

     Johor Corp., 1% due 7/31/2009       MYR      38,600,000         10,761,987
     Malaysia Government Bond
         Series 386X, 8.60%
         due 12/01/2007                          160,500,000         47,014,298

     Total Foreign Government Obligations in Malaysia                57,776,285


Netherlands--0.2%

     Netherlands Government Bond,
         3.75% due 7/15/2014             EUR      24,000,000         29,636,105

     Total Foreign Government Obligations
     in the Netherlands                                              29,636,105


New Zealand--0.2%

     New Zealand Government Bond
         Series 216, 4.50%
         due 2/15/2016                   NZD      21,250,000         19,851,160

     Total Foreign Government Obligations
     in New Zealand                                                  19,851,160


Poland--0.2%

     Poland Government Bond, 3%
         due 8/24/2016                   PLN      91,500,000         28,459,912

     Total Foreign Government Obligations in Poland                  28,459,912


Sweden--0.4%

     Sweden Government Bond
         Series 3101, 4%
         due 12/01/2008                  SEK     275,750,000         43,289,528

     Total Foreign Government Obligations in Sweden                  43,289,528


United Kingdom--0.0%

     United Kingdom Gilt:
            7.25% due 12/07/2007         GBP         260,000            487,146
            8% due 6/07/2021                          85,000            212,321

     Total Foreign Government Obligations
     in the United Kingdom                                              699,467


     Total Foreign Government Obligations
     (Cost--$352,866,833)--3.0%                                     355,383,407



                                                        Face
Country    U.S. Government Obligations                Amount              Value

United States--5.9%

     U.S. Treasury Inflation Indexed Bonds (h):
            1.625% due 1/15/2015         USD     134,026,230   $    130,010,670
            1.875% due 7/15/2015                 432,591,165        428,197,968
     U.S. Treasury Notes:
            3.625% due 4/30/2007 (d)              60,250,000         59,579,237
            3.50% due 5/31/2007 (d)               60,500,000         59,689,421
            4% due 6/15/2009                      23,250,000         22,903,064
            4.75% due 5/15/2014                   11,150,000         11,289,375

     Total U.S. Government Obligations
     (Cost--$719,566,793)--5.9%                                     711,669,735


     Total Fixed Income Securities
     (Cost--$2,303,358,746)--19.6%                                2,351,942,475



                                                  Beneficial
     Industry             Other Interests (f)       Interest

United States--0.0%

     Diversified Telecommunication
     Services--0.0%

     AboveNet, Inc. (Litigation
         Trust Certificates)             USD      19,750,000                  0
     McLeodUSA, Inc. (Litigation
         Trust Certificates)                           5,700                  0

     Total Other Interests (Cost--$0)--0.0%                                   0



     Short-Term Securities

Denmark--0.1%

     Time Deposits--0.1%

     Danish Krone Time Deposit,
         2.04% due 11/04/2005            DKK      63,736,509         10,229,676

     Total Short-Term Securities in Denmark                          10,229,676


Europe--3.3%

     Time Deposits--3.3%

     Euro Time Deposit:
            2.04% due 11/04/2005         EUR      83,926,800        100,523,176
            2.02% due 11/11/2005                  27,323,094         32,726,187
            2.04% due 11/11/2005                  56,603,706         67,796,989
            2.03% due 11/18/2005                  83,958,875        100,561,594
            2.06% due 12/02/2005                  83,985,950        100,594,023

     Total Short-Term Securities in Europe                          402,201,969


Sweden--0.1%

     Time Deposits--0.1%

     Swedish Krona Time Deposit,
         1.46% due 11/04/2005            SEK     118,094,439         14,829,185

     Total Short-Term Securities in Sweden                           14,829,185


Switzerland--0.4%

     Time Deposits--0.4%

     Swiss Franc Time Deposit,
         0.65% due 11/04/2005            CHF      65,212,397         50,509,176

     Total Short-Term Securities in Switzerland                      50,509,176




MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                  Beneficial
Country    Short-Term Securities                    Interest              Value

United States--20.7%

     Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I (m)         USD   2,283,692,279   $  2,283,692,279
     Merrill Lynch Liquidity Series, LLC
         Money Market Series (m)(n)              200,521,800        200,521,800

     Total Short-Term Securities in the
     United States--20.7%                                         2,484,214,079


     Total Short-Term Securities
     (Cost--$2,962,910,389)--24.6%                                2,961,984,085



                                                   Number of
     Options Purchased                             Contracts

Call Options Purchased--0.0%

     HCA, Inc., expiring February 2006 at
         USD 55                                        1,000             45,000
     S&P 500 Index Option, expiring
         December 2005 at USD 1,245                      242            181,500
                                                               ----------------
                                                                        226,500

Put Options Purchased--0.1%

     American Axle & Manufacturing Holdings,
         Inc., expiring January 2006 at USD 20         1,001            100,100
     Anheuser-Busch Cos., Inc., expiring
         March 2006 at USD 40                          1,100            132,000
     Applebees International, Inc., expiring
         February 2006 at USD 20                       2,000             70,000
     Bowater, Inc., expiring March 2006
         at USD 25                                     2,000            280,000
     Brinker International, Inc., expiring
         January 2006 at USD 35                        1,101             82,575
     Bristol-Myers Squibb Co., expiring
         March 2006 at USD 22.5                        3,687            700,530
     Circuit City Stores, Inc., expiring April
         2006 at USD 15                                1,110             55,500
     Cognizant Technology Solutions Corp.,
         expiring November 2005 at USD 40              1,700             68,000
     Kohl's Corp., expiring January 2006
         at USD 45                                     1,100            159,500
     La-Z-Boy, Inc., expiring January 2006
         at USD 10                                     1,834             36,680
     M&T Bank Corp., expiring January 2006
         at USD 100                                    1,100            154,000
     Merck & Co., Inc., expiring April 2006
         at USD 25                                     2,000            150,000
     Nokia Oyj, expiring April 2006
         at USD 12.5                                   9,220             46,100
     PETsMART, Inc., expiring January 2006
         at USD 22.5                                   1,000            105,000
     Pfizer, Inc.:
            expiring December 2005 at USD 22.5         7,374          1,069,230
            expiring March 2006 at USD 22.5            4,000            820,000
     S&P 500 Index Option:
            expiring November 2005 at USD 1,230          428          1,005,800
            expiring November 2005 at USD 1,235          242            675,180
     Schering-Plough Corp., expiring May 2006
         at USD 20                                     2,000            270,000



                                                   Number of
     Options Purchased                             Contracts              Value

Put Options Purchased (concluded)

     Wal-Mart Stores, Inc., expiring March 2006
         at USD 42.5                                   1,000   $         55,000
     Winnebago Industries, Inc., expiring
         January 2006 at USD 25                        6,415            416,975
                                                               ----------------
                                                                      6,452,170

     Total Options Purchased
     (Premiums Paid--$6,257,307)--0.1%                                6,678,670


     Total Investments
     (Cost--$10,189,357,369)--99.0%                              11,905,771,626



     Options Written

Call Options Written--0.5%

     3Com Corp., expiring January 2006
         at USD 5                                      2,500           (37,500)
     Andrx Corp., expiring January 2007
         at USD 20                                     2,600          (416,000)
     BMC Software, Inc., expiring January
         2006 at USD 15                               13,000        (6,500,000)
     Borland Software Corp., expiring
         January 2006 at USD 5                         3,800          (247,000)
     Career Education Corp., expiring
         January 2007 at USD 25                        1,750        (2,520,000)
     Cirrus Logic, Inc.:
            expiring January 2006 at USD 5             5,000          (825,000)
            expiring January 2007 at USD 5             3,592          (844,120)
     Cisco Systems, Inc.:
            expiring January 2006 at USD 17.5          4,000          (340,000)
            expiring January 2007 at USD 17.5          3,619          (868,560)
            expiring January 2007 at USD 22.5          4,000          (240,000)
     Computer Associates International, Inc.,
         expiring January 2007 at USD 30               2,263          (543,120)
     Corinthian Colleges, Inc.:
            expiring January 2006 at USD 15            2,000           (70,000)
            expiring January 2006 at USD 15.01         2,812           (91,109)
            expiring January 2006 at USD 20           10,000           (50,000)
     Intel Corp., expiring January 2006
         at USD 22.5                                   2,000          (340,000)
     Jabil Circuit, Inc., expiring January 2006
         at USD 20                                     2,000        (2,040,000)
     Knight Capital Group, Inc. Class A,
         expiring January 2007 at USD 7.5             10,180        (2,952,200)
     Massey Energy Co., expiring January 2006
         at USD 35                                     1,000          (710,000)
     Mattel, Inc., expiring January 2007
         at USD 15                                     4,000          (640,000)
     McDermott International, Inc.:
            expiring January 2006 at USD 17.5          6,266       (11,968,060)
            expiring January 2006 at USD 20            5,000        (8,300,000)
            expiring January 2006 at USD 25            2,000        (2,360,000)
            expiring January 2007 at USD 22.5            739        (1,189,790)
            expiring January 2007 at USD 35            2,000        (1,600,000)
     Merck & Co., Inc., expiring January 2006
         at USD 27.5                                   1,000          (170,000)
     Molson Coors Brewing Co. Class B,
         expiring January 2007 at USD 60                 904          (786,480)



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                   Number of
     Options Written                               Contracts              Value

Call Options Written (continued)

     Nokia Oyj, expiring January 2006
         at USD 15                                     2,000   $      (430,000)
     Nortel Networks Corp., expiring
         January 2006 at USD 2.5                      34,765        (2,781,200)
     Novell, Inc., expiring January 2007
         at USD 5                                      4,454        (1,425,280)
     Quanta Services, Inc.:
            expiring November 2005 at USD 7.5          1,765          (723,650)
            expiring January 2006 at USD 10            3,839          (786,995)
            expiring May 2006 at USD 12.5              1,000          (100,000)
            expiring January 2007 at USD 10            2,224          (711,680)
            expiring January 2007 at USD 12.5          2,930          (512,750)
     Siebel Systems, Inc., expiring January 2006
         at USD 7.5                                   20,008        (5,902,360)
     Suncor Energy, Inc., expiring January 2007
         at USD 50                                     3,000        (3,570,000)
     TIBCO Software, Inc.:
            expiring November 2005 at USD 7.5          8,040          (281,400)
            expiring January 2007 at USD 7.5           7,559        (1,285,030)
     Tyco International Ltd., expiring January
         2007 at USD 25                                2,500        (1,075,000)



                                                   Number of
     Options Written                               Contracts              Value

Call Options Written (concluded)

     Tyson Foods, Inc. Class A, expiring
         January 2006 at USD 17.5                      3,000   $      (420,000)
     Wendy's International, Inc., expiring
         January 2007 at USD 45                        1,485        (1,143,450)
     webMethods, Inc., expiring January 2006
         at USD 5                                      1,600          (344,000)
                                                               ----------------
                                                                   (68,141,734)

Put Options Written--0.0%

     S&P 500 Index Option:
         expiring November 2005 at USD 1,160             121           (38,720)
         expiring November 2005 at USD 1,175             121           (76,230)
                                                               ----------------
                                                                      (114,950)

     Total Options Written
     (Premiums Received--$45,011,973)--(0.5%)                      (68,256,684)

Total Investments, Net of Options Written
(Cost--$10,144,345,396*)--98.5%                                  11,837,514,942
Other Assets Less Liabilities--1.5%                                 182,724,804
                                                               ----------------
Net Assets--100.0%                                             $ 12,020,239,746
                                                               ================


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, net of options written, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $  10,169,164,369
                                                  =================
    Gross unrealized appreciation                 $   1,961,614,685
    Gross unrealized depreciation                     (293,264,112)
                                                  -----------------
    Net unrealized appreciation                   $   1,668,350,573
                                                  =================

(a) Floating rate note.

(b) Non-income producing security.

(c) Convertible security.

(d) Security, or a portion of security, is on loan.

(e) Depositary receipts.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) Restricted security as to resale, representing 0.2% of net assets were as follows:


                               Acquisition
    Issue                        Date(s)              Cost           Value

    ICG, Inc.             12/06/2004 - 12/14/2004  $ 16,501,425   $ 22,070,700
    Koninklijke Ahold NV*        12/11/2003           2,811,386      3,137,802
                                                   ------------   ------------
    Total                                          $ 19,312,811   $ 25,208,502
                                                   ============   ============

       * Depositary Receipts.

(h) All or a portion of security held as collateral in connection with open financial futures contracts.

(i) The rights entitle the holders to potential cash distributions pending litigation settlements.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(k) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l) Issued with warrants.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Interest
    Affiliate                                       Activity        Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                    $229,519,098     $65,633,346
    Merrill Lynch Liquidity Series,
       LLC Money Market Series                    $163,842,250     $   166,385



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


(n) Security was purchased with the cash proceeds from securities loans.

(o) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(p) Floating rate loan interests in which the Fund invests generally pays interest rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(q) Investments in companies (whereby the Fund held 5% or more of the companies outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                                                               Interest/
                                                      Net             Purchase                      Realized    Dividend
    Affiliate                                       Activity            Cost        Sales Cost       Gains       Income
    Foster Wheeler Ltd.                           (11,752,033)      $44,383,382*   $39,688,377    $59,222,425      ++
    Foster Wheeler Ltd. (Convertible Preferred)      (104,914)           --        $44,383,382*        --          ++
    Foster Wheeler Ltd. (Class B) (Warrants)            --               --             --             --          ++
    Foster Wheeler LLC:
       10.359% due 9/15/2011 (Series A)          $  27,450,000      $27,450,000*        --             --      $5,862,737
       10.359% due 9/15/2011 (Series B)          $(27,450,000)           --        $27,450,000*        --          --

       ++ Non-income producing security.

        * Shares were exchanged due to a corporate action.

(r) Represents a zero coupon bond.

  * For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  * Financial futures contracts purchased as of October 31, 2005 were as follows:

                                                                                                       Unrealized
    Number of                                                     Expiration                          Appreciation
    Contracts             Issue                 Exchange             Date           Face Value       (Depreciation)
      162        Dax Index 25 Euro Future    Euronext Paris     December 2005      $ 23,652,237      $     248,050
     4,450            DJ Euro Stoxx          Euronext Paris     December 2005       176,027,259            661,565
      609         FTSE 100 Index Future          LIFFE          December 2005        56,347,431          1,033,696
      892         MSCI Euro Index Future         LIFFE          December 2005        21,197,167          (348,577)
      275             S&P 500 Index               NYSE          December 2005        82,048,246          1,125,504
      262          S&P 500 TSE 60 Index         Montreal        December 2005        25,883,042            153,701
      912           Topix Index Future           Tokyo          December 2005       100,785,074         12,818,294
                                                                                                     -------------
    Total Unrealized Appreciation--Net                                                               $  15,692,233
                                                                                                     =============

  * Financial futures contracts sold as of October 31, 2005 were as follows:


    Number of                                                     Expiration                           Unrealized
    Contracts             Issue                 Exchange             Date           Face Value        Appreciation
      144              TSE 10-Year               Tokyo          December 2005      $172,521,783       $  2,920,821
                 Japanese Government Bond

  * Swaps outstanding as of October 31, 2005 were as follows:


                                                Notional          Unrealized
                                                 Amount          Depreciation

   Bought credit default protection on
   United Mexican States and pay 1.12%

   Broker, Credit Suisse First Boston
   Expires May 2010                          $  6,450,000       $  (107,012)



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


  * Forward foreign exchange contracts as of October 31, 2005 were as follows:

                                                                Unrealized
                                                               Appreciation
    Foreign Currency Sold        Settlement Date              (Depreciation)

    GBP       21,000,000          November 2005               $   (79,210)
    GBP       20,250,000          December 2005                    699,100
    GBP       28,800,000           January 2006                  1,443,881
    GBP       61,750,000          February 2006                  (510,696)
    GBP       32,900,000             March 2006                   (47,528)
    JPY   16,250,000,000          November 2005                  4,460,094
                                                              ------------
    Total Unrealized Appreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$437,251,825)    $  5,965,641
                                                              ============

  * Currency Abbreviations:

       BRL  Brazilian Real
       CAD  Canadian Dollar
       CHF  Swiss Franc
       DKK  Danish Krone
       EUR  Euro
       GBP  British Pound
       ISK  Icelandic Krona
       JPY  Japanese Yen
       MYR  Malaysian Ringgit
       NZD  New Zealand Dollar
       PLN  Polish Zloty
       SEK  Swedish Krona
       TRY  Turkish Lira
       USD  U.S. Dollar

    See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Statement of Assets and Liabilities

As of October 31, 2005
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $194,175,696)(identified cost--$7,625,522,142)                                                          $ 9,252,411,579
       Investments in affiliated securities, at value (identified cost--$2,557,577,920)                             2,646,681,377
       Options purchased, at value (premiums paid--$6,257,307)                                                          6,678,670
       Unrealized appreciation on forward foreign exchange contracts                                                    6,603,075
       Foreign cash (cost--$371,735,483)                                                                              368,157,557
       Cash                                                                     3,377,849
       Receivables:
          Securities sold                                                                     $    37,586,581
          Interest (including $747,710 from affiliates)                                            37,322,186
          Capital shares sold                                                                      23,002,063
          Variation margin                                                                          7,609,172
          Dividends                                                                                 7,244,987
          Securities lending                                                                           36,665        112,801,654
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  661,994
                                                                                                                  ---------------
       Total assets                                                                                                12,397,373,755
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      200,521,800
       Options written, at value (premiums received--$45,011,973)                                                      68,256,684
       Unrealized depreciation on forward foreign exchange contracts                                                      637,434
       Unrealized depreciation on swaps                                                                                   107,012
       Deferred foreign capital gain tax                                                                                  768,639
       Payables:
           Securities purchased                                                                     77,618,450
           Capital shares redeemed                                                                  12,064,481
           Investment adviser                                                                        6,760,824
           Distributor                                                                               5,105,293
           Other affiliates                                                                          2,392,155
           Swaps                                                                                        34,515        103,975,718
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                           2,866,722
                                                                                                                  ---------------
       Total liabilities                                                                                              377,134,009
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $12,020,239,746
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 900,000,000 shares authorized                              $    25,904,583
       Class B Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                                 12,160,866
       Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                   17,254,116
       Class I Shares of Common Stock, $.10 par value, 450,000,000 shares authorized                                   14,831,991
       Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                                    363,468
       Paid-in capital in excess of par                                                                             9,578,669,281
       Undistributed investment income--net                                                    $    37,545,358
       Undistributed realized capital gains--net                                                   620,883,712
       Unrealized appreciation--net                                                              1,712,626,371
                                                                                               ---------------
       Total accumulated earnings--net                                                                              2,371,055,441
                                                                                                                  ---------------
       Net Assets                                                                                                 $12,020,239,746
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $4,482,209,866 and 259,045,833 shares outstanding                          $         17.30
                                                                                                                  ===============
       Class B--Based on net assets of $2,060,637,642 and 121,608,656 shares outstanding                          $         16.94
                                                                                                                  ===============
       Class C--Based on net assets of $2,841,070,747 and 172,541,155 shares outstanding                          $         16.47
                                                                                                                  ===============
       Class I--Based on net assets of $2,574,790,557 and 148,319,910 shares outstanding                          $         17.36
                                                                                                                  ===============
       Class R--Based on net assets of $61,530,934 and 3,634,682 shares outstanding                               $         16.93
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Statement of Operations

For the Year Ended October 31, 2005
Investment Income

       Interest (net of $25,943 foreign withholding tax and including $71,496,083
       from affiliates)                                                                                           $   173,303,841
       Dividends (net of $7,321,755 foreign withholding tax)                                                          139,466,658
       Securities lending--net                                                                                            166,385
       Other                                                                                                              315,288
                                                                                                                  ---------------
       Total income                                                                                                   313,252,172
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    81,357,749
       Account maintenance and distribution fees--Class C                                           22,929,032
       Account maintenance and distribution fees--Class B                                           21,684,416
       Account maintenance fees--Class A                                                            10,145,962
       Transfer agent fees--Class A                                                                  4,778,873
       Transfer agent fees--Class C                                                                  3,160,026
       Transfer agent fees--Class B                                                                  2,933,429
       Transfer agent fees--Class I                                                                  2,695,920
       Custodian fees                                                                                2,393,896
       Accounting services                                                                           1,998,043
       Printing and shareholder reports                                                                331,647
       Registration fees                                                                               325,241
       Account maintenance and distribution fees--Class R                                              201,113
       Professional fees                                                                               177,686
       Pricing fees                                                                                    120,207
       Directors' fees and expenses                                                                     58,007
       Transfer agent fees--Class R                                                                     47,962
       Other                                                                                           213,028
                                                                                               ---------------
       Total expenses before waiver                                                                155,552,237
       Waiver of expenses                                                                          (8,115,784)
                                                                                               ---------------
       Total expenses after waiver                                                                                    147,436,453
                                                                                                                  ---------------
       Investment income--net                                                                                         165,815,719
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $212,914 in foreign capital gain tax and $59,222,425
           from affiliates)                                                                        652,001,078
           Financial futures contracts and swaps--net                                               23,027,537
           Options written--net                                                                      5,432,444
           Foreign currency transactions--net                                                      (9,206,962)        671,254,097
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (includes $661,775 deferred foreign capital gain tax credit)           504,336,690
           Financial futures contracts and swaps--net                                               20,443,126
           Options written--net                                                                   (16,852,924)
           Foreign currency transactions--net                                                      (1,524,144)        506,402,748
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                      1,177,656,845
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 1,343,472,564
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Statements of Changes in Net Assets
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $   165,815,719     $  104,463,973
       Realized gain--net                                                                          671,254,097        378,403,324
       Change in unrealized appreciation/depreciation--net                                         506,402,748        524,900,034
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      1,343,472,564      1,007,767,331
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                               (104,385,995)       (91,382,369)
           Class B                                                                                (43,309,900)       (51,423,881)
           Class C                                                                                (44,791,237)       (28,501,031)
           Class I                                                                                (63,167,597)       (51,844,795)
           Class R                                                                                   (880,728)          (136,942)
       Realized gain--net:
           Class A                                                                                (40,397,160)                 --
           Class B                                                                                (24,717,612)                 --
           Class C                                                                                (21,446,556)                 --
           Class I                                                                                (22,165,324)                 --
           Class R                                                                                   (272,891)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends & distributions to shareholders       (365,535,000)      (223,289,018)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                        1,828,372,200      1,422,983,251
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                 100,529             24,086
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                              2,806,410,293      2,207,485,650
       Beginning of year                                                                         9,213,829,453      7,006,343,803
                                                                                               ---------------    ---------------
       End of year*                                                                            $12,020,239,746    $ 9,213,829,453
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    37,545,358    $   116,275,044
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.75   $    14.27    $    11.17   $    12.50   $    14.30
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net**                                          .30          .23           .28          .35          .39
       Realized and unrealized gain (loss)--net                       1.88++       1.72++          3.23       (1.19)        (.20)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 2.18         1.95          3.51        (.84)          .19
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.45)        (.47)         (.41)        (.48)        (.30)
           Realized gain--net                                          (.18)           --            --        (.01)       (1.69)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.63)        (.47)         (.41)        (.49)       (1.99)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $    17.30   $    15.75    $    14.27   $    11.17   $    12.50
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             14.12%       13.90%        32.10%      (7.08%)        1.27%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         1.09%        1.13%         1.18%        1.19%        1.19%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        1.17%        1.18%         1.22%        1.22%        1.24%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          1.79%        1.54%         2.28%        2.85%        2.92%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $4,482,210   $3,442,396    $2,675,367   $2,051,843   $1,846,554
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             49.08%       42.58%        45.28%       58.42%       44.87%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.44   $    13.99    $    10.96   $    12.25   $    14.04
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net**                                          .17          .11           .19          .25          .27
       Realized and unrealized gain (loss)--net                       1.83++       1.69++          3.15       (1.16)        (.19)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 2.00         1.80          3.34        (.91)          .08
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.32)        (.35)         (.31)        (.37)        (.18)
           Realized gain--net                                          (.18)           --            --        (.01)       (1.69)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.50)        (.35)         (.31)        (.38)       (1.87)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $    16.94   $    15.44    $    13.99   $    10.96   $    12.25
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             13.19%       13.08%        31.05%      (7.75%)         .47%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         1.86%        1.89%         1.96%        1.96%        1.96%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        1.94%        1.95%         2.00%        2.00%        2.00%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          1.04%         .75%         1.52%        2.04%        2.08%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $2,060,638   $2,159,322    $2,094,428   $1,787,415   $2,650,313
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             49.08%       42.58%        45.28%       58.42%       44.87%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.04   $    13.66    $    10.72   $    12.02   $    13.83
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net**                                          .16          .11           .17          .25          .27
       Realized and unrealized gain (loss)--net                       1.80++       1.65++          3.10       (1.14)        (.19)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.96         1.76          3.27        (.89)          .08
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.35)        (.38)         (.33)        (.40)        (.20)
           Realized gain--net                                          (.18)           --            --        (.01)       (1.69)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.53)        (.38)         (.33)        (.41)       (1.89)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $    16.47   $    15.04    $    13.66   $    10.72   $    12.02
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             13.25%       13.08%        31.03%      (7.76%)         .42%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         1.86%        1.90%         1.96%        1.96%        1.97%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        1.94%        1.96%         2.00%        2.00%        2.01%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          1.01%         .78%         1.45%        2.10%        2.12%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $2,841,071   $1,698,382    $  865,342   $  521,679   $  346,124
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             49.08%       42.58%        45.28%       58.42%       44.87%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.80   $    14.31    $    11.20   $    12.53   $    14.33
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net**                                          .34          .27           .32          .38          .42
       Realized and unrealized gain (loss)--net                       1.89++       1.72++          3.23       (1.19)        (.20)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 2.23         1.99          3.55        (.81)          .22
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.49)        (.50)         (.44)        (.51)        (.33)
           Realized gain--net                                          (.18)           --            --        (.01)       (1.69)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.67)        (.50)         (.44)        (.52)       (2.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $    17.36   $    15.80    $    14.31   $    11.20   $    12.53
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             14.41%       14.21%        32.42%      (6.83%)        1.52%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                          .84%         .88%          .94%         .94%         .94%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                         .92%         .94%          .97%         .98%         .98%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.04%        1.79%         2.55%        3.09%        3.14%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $2,574,791   $1,893,248    $1,370,866   $1,168,632   $1,284,915
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             49.08%       42.58%        45.28%       58.42%       44.87%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Financial Highlights (concluded)
                                                                                                     Class R

                                                                                                                 For the Period
                                                                                        For the Year Ended     January 3, 2003++
The following per share data and ratios have been derived                                  October 31,           to October 31,
from information provided in the financial statements.                                 2005            2004           2003
Per Share Operating Performance

       Net asset value, beginning of period                                        $      15.44     $      14.04     $      11.43
                                                                                   ------------     ------------     ------------
       Investment income--net**                                                             .25              .21              .08
       Realized and unrealized gain--net                                                1.85+++          1.66+++             2.71
                                                                                   ------------     ------------     ------------
       Total from investment operations                                                    2.10             1.87             2.79
                                                                                   ------------     ------------     ------------
       Less dividends and distributions:
           Investment income--net                                                         (.43)            (.47)            (.18)
           Realized gain--net                                                             (.18)               --               --
                                                                                   ------------     ------------     ------------
       Total dividends and distributions                                                  (.61)            (.47)            (.18)
                                                                                   ------------     ------------     ------------
       Net asset value, end of period                                              $      16.93     $      15.44     $      14.04
                                                                                   ============     ============     ============

Total Investment Return

       Based on net asset value per share                                                13.87%           13.60%       24.57%++++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

       Expenses, net of waiver                                                            1.35%            1.38%           1.42%*
                                                                                   ============     ============     ============
       Expenses                                                                           1.42%            1.45%           1.47%*
                                                                                   ============     ============     ============
       Investment income--net                                                             1.48%            1.35%           1.93%*
                                                                                   ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                                    $     61,531      $    20,482      $       341
                                                                                   ============     ============     ============
       Portfolio turnover                                                                49.08%           42.58%           45.28%
                                                                                   ============     ============     ============

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Aggregate total investment return.

       +++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $11,963,654 has been reclassified between undistributed net realized capital gains and undistributed net investment income, $26,398 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, foreign taxes paid and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has voluntarily agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from ..65% to .625% for average daily net assets in excess of $7.5 billion, and from ..625% to .60% for average daily net assets in excess of $10 billion. For the year ended October 31, 2005, MLIM earned fees of $81,357,749, of which $8,115,784 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Notes to Financial Statements (continued)


Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended October 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                   $  446,066        $ 5,983,520
Class I                                   $   16,355        $   205,852


For the year ended October 31, 2005, MLPF&S received contingent deferred sales charges of $1,324,786 and $319,802 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,134 relating to transactions subject to front-end sales charge waivers in Class A.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2005, the Fund lent securities with a value of $7,123,607. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended October 31, 2005, MLIM, LLC received $74,009 in securities lending agent fees.

In addition, MLPF&S received $563,612 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2005, the Fund reimbursed MLIM $239,166 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co. and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended October 31, 2005 were $5,390,635,824 and $4,029,512,461, respectively.

Transactions in call options written for the year ended October 31, 2005 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                         177,498    $    23,690,958
Options written                              182,826         42,464,982
Options exercised                          (116,149)       (15,484,298)
Options expired                             (38,501)        (4,785,640)
Options closed                               (7,480)        (1,094,283)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                               198,194    $    44,791,719
                                     ===============    ===============


Transactions in put options written for the year ended October 31, 2005 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding put options written,
   beginning of year                              --                 --
Options written                                  242    $       220,254
                                     ---------------    ---------------
Outstanding put options written,
   end of year                                   242    $       220,254
                                     ===============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,828,372,200 and $1,422,983,251, for the years ended October 31, 2005 and
October 31, 2004, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               40,912,172    $   681,992,456
Automatic conversion of shares            26,752,691        446,824,405
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,633,660        124,775,622
                                     ---------------    ---------------
Total issued                              75,298,523      1,253,592,483
Shares redeemed                         (34,784,591)      (581,719,523)
                                     ---------------    ---------------
Net increase                              40,513,932    $   671,872,960
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                               29,413,964    $   446,285,057
Automatic conversion of shares            25,674,787        391,158,919
Shares issued resulting from
   reorganization                            370,669          5,621,877
Shares issued to shareholders in
   reinvestment of dividends               5,384,687         78,909,584
                                     ---------------    ---------------
Total issued                              60,844,107        921,975,437
Shares redeemed                         (29,803,044)      (453,494,611)
                                     ---------------    ---------------
Net increase                              31,041,063    $   468,480,826
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               27,414,680    $   446,965,389
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,700,009         59,158,656
                                     ---------------    ---------------
Total issued                              31,114,689        506,124,045
                                     ---------------    ---------------
Automatic conversion of shares          (27,300,436)      (446,824,405)
Shares redeemed                         (22,085,329)      (360,694,309)
                                     ---------------    ---------------
Total redeemed                          (49,385,765)      (807,518,714)
                                     ---------------    ---------------
Net decrease                            (18,271,076)    $ (301,394,669)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                               31,224,000    $   464,115,619
Shares issued resulting from
   reorganization                          5,057,375         75,279,586
Shares issued to shareholders in
   reinvestment of dividends               3,121,229         44,694,557
                                     ---------------    ---------------
Total issued                              39,402,604        584,089,762
                                     ---------------    ---------------
Automatic conversion of shares          (26,184,628)      (391,158,919)
Shares redeemed                         (23,048,347)      (342,963,009)
                                     ---------------    ---------------
Total redeemed                          (49,232,975)      (734,121,928)
                                     ---------------    ---------------
Net decrease                             (9,830,371)    $ (150,032,166)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               71,803,603    $ 1,141,878,037
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,771,038         58,809,151
                                     ---------------    ---------------
Total issued                              75,574,641      1,200,687,188
Shares redeemed                         (15,981,931)      (254,289,033)
                                     ---------------    ---------------
Net increase                              59,592,710    $   946,398,155
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                               55,170,866    $   801,189,226
Shares issued resulting from
   reorganization                          2,102,491         30,484,584
Shares issued to shareholders in
   reinvestment of dividends               1,792,271         25,154,700
                                     ---------------    ---------------
Total issued                              59,065,628        856,828,510
Shares redeemed                          (9,466,353)      (137,495,407)
                                     ---------------    ---------------
Net increase                              49,599,275    $   719,333,103
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               42,540,007    $   710,315,653
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           4,482,584         73,514,786
                                     ---------------    ---------------
Total issued                              47,022,591        783,830,439
Shares redeemed                         (18,532,782)      (310,048,866)
                                     ---------------    ---------------
Net increase                              28,489,809    $   473,781,573
                                     ===============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Notes to Financial Statements (concluded)


Class I Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                               37,884,864    $   578,373,183
Shares issued resulting from
   reorganization                            111,983          1,702,701
Shares issued to shareholders in
   reinvestment of dividends               2,990,700         44,006,866
                                     ---------------    ---------------
Total issued                              40,987,547        624,082,750
Shares redeemed                         (16,960,674)      (258,457,830)
                                     ---------------    ---------------
Net increase                              24,026,873    $   365,624,920
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                3,693,720    $    60,514,236
Shares issued to shareholders in
  reinvestment of dividends and
   distributions                              71,641          1,153,049
                                     ---------------    ---------------
Total issued                               3,765,361         61,667,285
Shares redeemed                          (1,456,914)       (23,953,104)
                                     ---------------    ---------------
Net increase                               2,308,447    $    37,714,181
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                                1,726,216    $    25,964,499
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               9,241            136,575
                                     ---------------    ---------------
Total issued                               1,735,457         26,101,074
Shares redeemed                            (433,525)        (6,524,506)
                                     ---------------    ---------------
Net increase                               1,301,932    $    19,576,568
                                     ===============    ===============


The Fund generally charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005 and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2005.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005         10/31/2004

Distributions paid from:
   Ordinary income                   $   256,535,457    $   223,289,018
   Net long-term capital gains           108,999,543                 --
                                     ---------------    ---------------
Total taxable distributions          $   365,535,000    $   223,289,018
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $   184,466,983
Undistributed long-term capital gains--net                  553,118,811
                                                        ---------------
Total undistributed earnings--net                           737,585,794
Capital loss carryforward                                 (23,246,540)*
Unrealized gains--net                                   1,656,716,187**
                                                        ---------------
Total accumulated earnings--net                         $ 2,371,055,441
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $23,246,540, of which $16,013,367 expires in 2008, $5,337,789 expires in 2009, and $1,895,384 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax difference in the accrual of income on securities in default, the limitation on the utilization of capital loss carryforwards for tax purposes, and other book/tax temporary differences.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 22, 2005



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Global Allocation Fund, Inc. during the fiscal year ended October 31, 2005:

                                                                 Record Date:   12/14/2004    7/21/2005
                                                                Payable Date:   12/20/2004    7/27/2005
Qualified Dividend Income for Individuals                                        44.25%         37.50%*
Dividends Qualifying for the Dividends Received Deductions for Corporations      23.63%         13.17%
Federal Obligation Interest                                                        None          3.25%

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.


The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $.181320 per share to shareholders of record on December 14, 2004.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in over-seeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds, under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (continued)



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the second quintile for the one-year period ended February 28, 2005 and in the first quintile for the three- and five-year periods ended February 28, 2005. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Stattman has more than twenty years experience in portfolio management; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and has added staff focused on risk management. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, such as offshore funds and retail insurance funds. The Board noted that the fees charged to offshore funds exceeded those being charged to the Fund. The fees charged to the retail insurance fund were less than the contractual management fee not taking into account the fee waivers in place. While the Fund's contractual management fee rate was slightly higher than the median fee charged by comparable funds as determined by Lipper, the actual management fee rate and total expenses were lower than the median fees and expenses charged by such comparable funds. The Board has concluded that the Fund's management fee rate (including waivers) and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees (including the fee waivers) and expenses overall.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered that the fee waivers implemented by the Investment Adviser act as effective breakpoints being based on assets under management and the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee (including fee waivers) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an
   "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**      Director     2000 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 65                                       Urban Institute, Washington, D.C. from 1995
                                              to 1999.


Cynthia A. Montgomery   Director     2000 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       50 Portfolios  Rubbermaid,
Princeton,                                    School of Management, Northwestern University                   Inc.
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate                (manufacturing)
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment       50 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                       (investment adviser/broker-dealer) from 1997
                                              to 2000; Secretary, Sanford C. Bernstein Fund,
                                              Inc. from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and Secretary
                                              of SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute, from 1995 to   49 Funds       None
P.O. Box 9095                        present  2001; Foreign Service Officer, United States     50 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1988 to  Professor of Finance from 1984 to 1995, Dean     49 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean            50 Portfolios  Inc.; (financial
Princeton,                                    Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                 Stern School of Business Administration.                        Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg       Director     1994 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       50 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Officers and Directors (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      Since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
Age: 45                              present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Dennis Stattman         Vice         2001 to  Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 54


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                     OCTOBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -      Fiscal Year Ending October 31, 2005 - $73,000
                                  Fiscal Year Ending October 31, 2004 - $65,000

            (b) Audit-Related Fees -
                                  Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

            (c) Tax Fees -        Fiscal Year Ending October 31, 2005 - $6,825
                                  Fiscal Year Ending October 31, 2004 - $7,050

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -  Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending October 31, 2005 - $6,277,749
                Fiscal Year Ending October 31, 2004 - $13,270,096

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
            (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Allocation Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 16, 2005